UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund:	FDP Series, Inc.
Franklin Templeton Total Return FDP Fund
Marsico Growth FDP Fund
MFS Research International FDP Fund
Van Kampen Value FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, FDP Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2010

Date of reporting period: 05/31/2010

Item 1 – Report to Stockholders

FDP Series, Inc.

ANNUAL REPORT | MAY 31, 2010

MFS Research International FDP Fund

Marsico Growth FDP Fund

Van Kampen Value FDP Fund

Franklin Templeton Total Return FDP Fund

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

2	FDP SERIES, INC.	MAY 31, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe, concerns over the strength of the economic recovery and uncertainty surrounding the future of interest rate policies. Additionally, the increasing likelihood of more stringent financial market regulations added to the overall sense of investment uncertainty. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and uncertainty surrounding financial regulations. As the period drew to a close, a significant multi-week correction drove stock prices lower, erasing year-to-date gains in many markets and pushing stocks into negative territory for the year in others. On a twelve-month basis, however, global equities remain in positive territory thanks to improving corporate revenues and profits and a generally positive macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

Regarding fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, Treasury yields were falling as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. Over the course of the last twelve and six months, however, Treasuries underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds slightly outperformed taxable sectors over both the six- and twelve-month periods thanks to continued high demand levels, but have continued to face the headwinds of ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of May 31, 2010	6-month	12-month

US equities (S&P 500 Index)	0.40%	20.99%

Small cap US equities (Russell 2000 Index)	14.84	33.62

International equities (MSCI Europe, Australasia, Far East Index)	(11.09)	6.38

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.82	4.66

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	2.08	8.42

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.60	8.52

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.56	28.79

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,
Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2010	MFS Research International FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•

US and certain other financial markets were closed on May 31, 2010, while most foreign financial markets were open. The Fund was re-priced for financial reporting purposes to reflect, in the valuation, the transactions related to foreign market activities. For the 12-month period ended May 31, 2010, the Fund’s Institutional and Investor A Shares outperformed its benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index, while Investor B and Investor C Shares underperformed the benchmark. All share classes underperformed the secondary benchmark, the MSCI All Country World excluding-US Index. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

•

During the period, stock selection in the capital goods industry group was the primary contributor to the Fund’s performance relative to the MSCI EAFE Index. Among the top contributors to performance were the Fund’s holdings in strong-performing automotive and industrial products manufacturer Tomkins Plc (United Kingdom); electrical distribution equipment manufacturer Schneider Electric SA (France); industrial and medical gases producer Linde AG (Germany); diversified mining company Teck Resources Ltd., Class B (Canada); global flavors and fragrances supplier Symrise AG (Germany); and shipyard operator Keppel Corp. Ltd. (Singapore).

•

Security selection in the consumer discretionary sector also aided relative results. The Fund’s overweight positions in advertising and marketing firm WPP Plc (United Kingdom) and luxury goods retailer LVMH Moët Hennessy Louis Vuitton SA (France) helped relative performance, as both stocks outperformed the benchmark over the reporting period.

•

Individual securities in other sectors that benefited relative returns included financial services company Storebrand ASA (Norway) and South Korean microchip and electronics manufacturer Samsung Electronics Co., Ltd. Storebrand was sold from the portfolio prior to period-end.

•

Security selection in the health care and energy sectors was the primary detractor from relative performance. In the health care sector, pharmaceutical company Merck KGaA (Germany) held back relative results as the company generated a weak performance compared to the benchmark. In the energy sector, French-based energy and environmental services giant GDF SUEZ SA, oil & gas exploration company Inpex Corp. (Japan) and French integrated oil company Total SA were among the top relative detractors for the reporting period. Merck and GDF SUEZ were sold from the portfolio prior to period end.

•

Stocks in other sectors that also detracted from relative performance included financial services companies Unione di Banche Italiane ScpA (Italy), Aeon Credit Service Co., Ltd. (Japan) and Bank of Cyprus. The timing of the Fund’s ownership in shares of strong-performing Commonwealth Bank of Australia Ltd. was also a top relative detractor. The Fund’s overweight position in weak-performing global banking group, BNP Paribas SA (France), also held back relative returns. Mobile phone maker Nokia Oyj (Finland) was another top relative detractor for the period. Bank of Cyprus was sold from the portfolio prior to period end.

Describe recent portfolio activity.

•

Within the financials sector, the Fund continued to be underweight in banks and overweight in non-bank areas such as insurance, brokers and asset managers. In banks, our preference for emerging market banks remained because of the group’s better growth profile and strong balance sheets relative to developed market banks. In health care, we were cautious on a number of the large benchmark constituents because of patent risk. The Fund was underweight in pharmaceuticals and bio-tech and overweight in medical services. Additionally, we actively searched for high-quality companies and opportunities in Europe that may have been unjustifiably impacted by recent negative market action.

Describe Fund positioning at period end.

•

The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Allocation is, therefore, strictly a by-product of where our analysts are finding their best ideas. We have continued to focus on larger-cap companies with low financing needs, strong balance sheets and an ability to generate free cash flow. We have witnessed a near-term rally in lower-quality, higher-beta names. Nevertheless, we continue to focus on higher-quality names, which we believe typically are better at managing risk and growth potential during times of economic slowdown and increased market uncertainty.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	MAY 31, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

MFS Research International FDP Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies.

[3]	This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

[4]	This market capitalization index is designed to measure equity market performance in the developed and emerging markets, excluding the US.

[5]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2010

		Average Annual Total Returns[6]

		1 Year		Since Inception[7]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(10.52)%	6.76%	N/A	1.00%	N/A
Investor A	(10.75)	6.40	0.81%	0.73	0.39%
Investor B	(11.09)	5.66	1.16	(0.04)	(0.41)
Investor C	(11.04)	5.71	4.71	(0.03)	(0.03)
MSCI EAFE Index	(11.09)	6.38	N/A	0.72	N/A
MSCI All Country World (excluding US) Index	(8.00)	10.63	N/A	3.23	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2010	5

Fund Summary as of May 31, 2010	Marsico Growth FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed the benchmark S&P 500 Index for the 12-month period ended May 31, 2010.

What factors influenced performance?

•

Stock selection in the capital goods industry group had a negative impact on Fund performance relative to the S&P 500 Index. While Fund holdings generated a positive absolute return for the period, they collectively under-performed the benchmark’s industry group return. A position in Lockheed Martin Corp. was among the Fund’s largest individual detractors and was eliminated from the portfolio.

•

Similarly, Fund holdings in the consumer discretionary sector posted an aggregate positive return but lagged their benchmark counterparts, thereby detracting from relative performance. Positions in priceline.com, Inc. and Walt Disney Co. negatively impacted results. Stock selection in the banks industry group was another source of underperformance, as the collective return of the Fund’s holdings, while positive, lagged that of the benchmark index.

•	Finally, an overweight position in the relatively weak-performing materials sector hampered relative performance, with Potash Corp. of Saskatchewan, Inc. emerging as the largest individual detractor.

•

On the positive side, the Fund benefited from an overweight position in transportation, one of the strongest-performing industry groups in the benchmark index. Stock selection in the software & services industry also proved advantageous, especially a select holding in Chinese Internet search company Baidu.com, Inc. — ADR that was among the top individual contributors.

•

Stock selection in the diversified financials industry group added to relative performance through positions in Bank of America Corp. (which was later sold) and American Express Co. The Fund’s position in the industry group — overweight early in the period and underweight later — further benefited performance results.

•

An underweight position in the weak-performing telecommunication services sector enhanced relative returns. In addition, the Fund’s sector return of around 21% far outpaced the sector return for the benchmark index, which was only about 5%.

•

In the consumer staples sector, Fund performance was aided by a select holding in CVS Caremark Corp., which was later sold. The Fund also benefited from maintaining an underweight position in consumer staples, which was one of the weakest-performing sectors in the benchmark index.

Describe recent portfolio activity.

•

During the 12-month period, we significantly decreased the Fund’s allocation to the energy, consumer staples, information technology and financials sectors, while substantially increasing the Fund’s weighting in the consumer discretionary sector. The industrials and materials sectors were increased modestly.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to the S&P 500 Index in the consumer discretionary, materials and industrials sectors, while it maintained underweight positions in consumer staples, health care, energy and utilities. The Fund’s most significant economic sector allocations at period end were in consumer discretionary, information technology, materials, financials and industrials, while it had no exposure to the consumer staples and utilities sectors.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	MAY 31, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.

[3]

This unmanaged broad-based index is comprised of 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2010

		Average Annual Total Returns[5]

		1 Year		Since Inception[6]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(0.20)%	19.18%	N/A	(0.25)%	N/A
Investor A	(0.31)	19.00	12.75%	(0.48)	(1.58)%
Investor B	(0.74)	17.94	13.44	(1.27)	(1.68)
Investor C	(0.74)	18.07	17.07	(1.25)	(1.25)
S&P 500 Index	0.40	20.99	N/A	(0.50)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2010	7

Fund Summary as of May 31, 2010	Van Kampen Value FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed the benchmark Russell 1000 Value Index for the 12-month period ended May 31, 2010.

What factors influenced performance?

•

The main detractors from relative performance included stock selection and an overweight in the health care sector. Despite the Fund benefiting early in the period from exposure to acquisitions in the pharmaceutical industry, the health care sector’s performance slumped for the remainder of the period amid uncertainties created by the health care reform debate in Congress.

•

Investments in the financials sector also detracted from relative gains. A combination of an underweight in banks and money centers, a group that outperformed during the period, and exposure to insurance companies, which lagged other areas within the financials sector, was unfavorable to relative performance during the period.

•

Conversely, positive relative performance was driven by the Fund’s overweight in the consumer discretionary sector. The Fund’s weighting in this sector was roughly twice that of the Index and was composed primarily of media stocks. An underweight in the energy sector was also beneficial to relative performance, as this positioning limited exposure to one of the weaker-performing groups in the Index during the period.

•

Stock selection in the basic materials sector was positive as well. The Fund held a paper company that was rewarded for restructuring its debt, strengthening its balance sheet and exploiting synergies following an acquisition.

Describe recent portfolio activity.

•

Overall, manager-directed portfolio turnover remained relatively low during the 12-month period. We added positions in the energy sector, mostly in integrated oil companies. The recent underperformance of the sector made select names more attractive by our criteria, although the sector remains an underweight for the Fund relative to the Index. We also added to industrials positions as compelling opportunities presented themselves.

Describe Fund positioning at period end.

•	We continue to position the Fund from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value.

•

At period end, the Fund’s key exposures were in property & casualty insurance stocks and media stocks. Property & casualty stocks have been relative underperformers lately amid negative sentiment and a soft pricing cycle. However, we believe that valuations remain compelling and that the industry does not have exposure to the secular changes that banks and other areas within the financials sector will likely experience as a result of new regulatory pressures. The Fund continued to hold a significant overweight in media stocks. We prefer these stocks for their attractive valuations, free cash flow and capital discipline, combined with the improving ad-spending environment of late.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	MAY 31, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	Van Kampen Value FDP Fund invests, under normal market conditions, primarily in a portfolio of equity securities, consisting principally of common stocks.

[3]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2010

		Average Annual Total Returns[5]

		1 Year		Since Inception[6]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(0.12)%	22.83%	N/A	(1.33)%	N/A
Investor A	(0.12)	22.61	16.18%	(1.55)	(2.64)%
Investor B	(0.59)	21.56	17.06	(2.33)	(2.71)
Investor C	(0.47)	21.84	20.84	(2.28)	(2.28)
Russell 1000 Value Index	2.32	22.98	N/A	(1.12)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2010	9

Fund Summary as of May 31, 2010	Franklin Templeton Total Return FDP Fund

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark Barclays Capital US Aggregate Bond Index for the 12-month period ended May 31, 2010.

What factors influenced performance?

•

During the period, the Fund’s relative performance benefited from sector allocations. The Fund’s exposure to high yield corporate bonds and bank loans contributed to performance, largely due to the continued narrowing of spreads in those sectors. The Fund’s overweight in commercial mortgage-backed securities (CMBS), which delivered strong total returns, also added to performance. Additionally, we maintained a slightly overweight allocation to higher-quality, investment-grade corporate bonds, which performed well during the period and aided Fund performance. The Fund also benefited from its exposures to non-US-dollar (USD) investments, such as local government debt and currencies.

•	Conversely, the Fund’s relatively small exposure to agency debentures and mortgage-backed securities detracted from relative performance as these sectors outperformed US Treasuries during the period.

Describe recent portfolio activity.

•

During the period, we sought opportunities in corporate credit securities, particularly in the high yield and bank loan sectors, as default rates were trending downward and we believed valuations remained attractive. Given continued challenges to the CMBS sector’s economic and financing landscape, we believed this sector could remain volatile over the intermediate term, although longer-term prospects appeared positive. We emphasized higher-quality CMBS that were senior in the capital structure and benefited from strong levels of credit protection. Our research indicated that many of the best opportunities in global bond markets were outside of the US; consequently, the Fund remained overweight in a variety of international bonds and currencies. We had relatively low exposure to US Treasuries, agencies and agency mortgages as we believed prospects were not as attractive in these sectors.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to the Barclays Capital US Aggregate Bond Index in the asset-backed securities and CMBS sectors; investment-grade and below-investment-grade corporate bonds; senior syndicated bank loans; and non-USD bonds and currencies.

•

We believe attractive opportunities remained across fixed income markets at the end of the period. Despite the market volatility experienced in the latter portion of the period, there were signs that the worst of the financial crisis that began in 2008 was over and that financial markets were returning to normalcy. Eventual tightening of monetary policy remained a significant unknown and weighed on expectations; however, the US government has successfully ended a number of its support programs.

•

At period end, the Fund’s duration was relatively neutral compared to that of the benchmark. However, we were underweight in the one- to three-year portion of the yield curve due to concerns about the possibility of a rise in interest rates in the two-year portion.

•

At period end, the Fund held a cash or cash reserve position slightly below 8%. Cash holdings are used by the Fund to manage liquidity needs, and over the course of the 12-month period they had a negligible effect on overall Fund performance.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	MAY 31, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	Franklin Templeton Total Return FDP Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities.

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2010

			Average Annual Total Returns[5]

			1 Year		Since Inception[6]

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	3.84%	2.74%	13.88%	N/A	4.66%	N/A
Investor A	3.45	2.62	13.60	9.05%	4.42	3.55%
Investor B	3.08	2.35	13.00	9.00	3.87	3.52
Investor C	3.04	2.34	12.97	11.97	3.84	3.84
Barclays Capital US Aggregate Bond Index	—	2.08	8.42	N/A	5.58	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

FDP SERIES, INC.	MAY 31, 2010	11

Portfolio Information as of May 31, 2010

Ten Largest Holdings

MFS Research International FDP Fund	Percent of Long-Term Investments

Nestlé SA, Registered Shares	3%
HSBC Holdings Plc	2
Roche Holding AG	2
Vodafone Group Plc	2
Royal Dutch Shell Plc	2
BNP Paribas SA	2
BHP Billiton Plc	2
Siemens AG	2
Sanofi-Aventis	2
LVMH Moët Hennessy Louis Vuitton SA	2

Marsico Growth FDP Fund	Percent of Long-Term Investments

Apple, Inc.	7%
Wells Fargo & Co.	4
Union Pacific Corp.	4
U.S. Bancorp	4
McDonald’s Corp.	4
The Dow Chemical Co.	4
Baidu.com, Inc. — ADR	4
Google, Inc., Class A	3
EOG Resources, Inc.	3
Cisco Systems, Inc.	3

Van Kampen Value FDP Fund	Percent of Long-Term Investments

Chubb Corp.	6%
Comcast Corp., Class A	5
Viacom, Inc., Class B	4
JPMorgan Chase & Co.	3
eBay, Inc.	3
International Paper Co.	3
Kraft Foods, Inc.	3
Bristol-Myers Squibb Co.	3
The Travelers Cos., Inc.	3
Pfizer, Inc.	2

Geographic Allocation

MFS Research International FDP Fund	Percent of Long-Term Investments

Japan	18%
United Kingdom	16
Switzerland	10
France	10
Germany	10
Netherlands	6
Hong Kong	6
United States	3
Australia	3
Brazil	3
Taiwan	2
Canada	2
Other[1]	11

[1]	Other includes a 1% holding in each of the following countries: Spain, China, India, Singapore, Finland, South Korea, Sweden, Mexico, Czech Republic, Belgium and Portugal.

12	FDP SERIES, INC.	MAY 31, 2010

Portfolio Information as of May 31, 2010 (concluded)

Sector Allocation

MFS Research International FDP Fund	Percent of Long-Term Investments

Financials	25%
Industrials	14
Materials	9
Consumer Staples	9
Consumer Discretionary	8
Health Care	8
Energy	8
Information Technology	7
Telecommunication Services	6
Utilities	6

Marsico Growth FDP Fund	Percent of Long-Term Investments

Consumer Discretionary	26%
Information Technology	20
Materials	16
Financials	15
Industrials	15
Energy	3
Health Care	3
Telecommunications Services	2

Van Kampen Value FDP Fund	Percent of Long-Term Investments

Financials	23%
Consumer Discretionary	19
Health Care	13
Consumer Staples	12
Information Technology	10
Energy	8
Industrials	5
Telecommunication Services	5
Materials	4
Utilities	1

For Fund compliance purposes, each Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition

Franklin Templeton Total Return FDP Fund	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	26%
Corporate Bonds	25
Foreign Agency Obligations	16
U.S. Treasury Obligations	14
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	3
Preferred Securities	3
Floating Rate Loan Interests	2
Taxable Municipal Bonds	2
Common Stocks	1

Credit Quality Allocations[1]

Franklin Templeton Total Return FDP Fund	Percent of Long-Term Investments

AAA/Aaa[2]	61%
AA/Aa	3
A	5
BBB/Baa	18
BB/Ba	5
B	5
CCC/Caa	1
Not Rated	2

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

[2]	Includes U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

FDP SERIES, INC.	MAY 31, 2010	13

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (for all Funds except Franklin Templeton Total Return FDP Fund) incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Franklin Templeton Total Return FDP Fund incurs a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) Franklin Templeton Total Return FDP Fund is subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, its Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) Investor B Shares of the Funds are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Franklin Templeton Total Return FDP Fund is subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The MFS Research International FDP Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

14	FDP SERIES, INC.	MAY 31, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense examples below (which are based on a hypothetical investment of $1,000 invested on December 1, 2009 and held through May 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in these Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]

MFS Research International FDP Fund	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000	$894.80	$6.38	$1,000	$1,018.17	$6.79	1.35%
Investor A	$1,000	$892.50	$7.55	$1,000	$1,016.92	$8.05	1.60%
Investor B	$1,000	$889.10	$11.21	$1,000	$1,013.03	$11.94	2.38%
Investor C	$1,000	$889.60	$11.07	$1,000	$1,013.18	$11.80	2.35%

Marsico Growth FDP Fund

Institutional	$1,000	$998.00	$5.78	$1,000	$1,019.12	$5.84	1.16%
Investor A	$1,000	$996.90	$7.02	$1,000	$1,017.87	$7.09	1.41%
Investor B	$1,000	$992.60	$10.93	$1,000	$1,013.93	$11.05	2.20%
Investor C	$1,000	$992.60	$10.68	$1,000	$1,014.18	$10.80	2.15%

Van Kampen Value FDP Fund

Institutional	$1,000	$998.80	$5.38	$1,000	$1,019.51	$5.44	1.08%
Investor A	$1,000	$998.80	$6.58	$1,000	$1,018.32	$6.64	1.32%
Investor B	$1,000	$994.10	$10.49	$1,000	$1,014.38	$10.60	2.11%
Investor C	$1,000	$995.30	$10.35	$1,000	$1,014.53	$10.45	2.08%

Franklin Templeton Total Return FDP Fund

Institutional	$1,000	$1,027.40	$3.89	$1,000	$1,021.06	$3.88	0.77%
Investor A	$1,000	$1,026.20	$5.10	$1,000	$1,019.86	$5.09	1.01%
Investor B	$1,000	$1,023.50	$7.77	$1,000	$1,017.22	$7.75	1.54%
Investor C	$1,000	$1,023.40	$7.92	$1,000	$1,017.07	$7.90	1.57%

1

For each class of each Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

2	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

FDP SERIES, INC.	MAY 31, 2010	15

The Benefits and Risks of Leveraging

Franklin Templeton Total Return FDP Fund (the “Fund”) may utilize leverage to seek to enhance its yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and/or dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained through leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased net income to the Fund and shareholders but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

16	FDP SERIES, INC.	MAY 31, 2010

Schedule of Investments May 31, 2010	MFS Research International FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 2.7%
Commonwealth Bank of Australia Ltd.	32,030	$1,387,221
Iluka Resources Ltd. (a)	188,540	761,409
Lihir Gold Ltd.	208,544	699,777
Nufarm Ltd.	30,757	157,662

		3,006,069

Belgium — 0.5%
KBC Bancassurance Holding (a)	14,545	570,109

Bermuda — 0.4%
Hiscox Ltd.	91,817	446,347

Brazil — 2.5%
BM&F BOVESPA SA	91,000	606,084
Banco Santander Brasil SA — ADR	82,660	861,317
CPFL Energia SA	15,900	320,837
Tractebel Energia SA	28,160	319,134
Vivo Participações SA — ADR	25,780	704,310

		2,811,682

Canada — 1.5%
Suncor Energy, Inc.	9,670	299,910
Teck Resources Ltd., Class B (a)	38,690	1,349,110

		1,649,020

China — 1.3%
Bank of China Ltd.	1,901,000	947,277
China Unicom Ltd.	392,000	480,284

		1,427,561

Czech Republic — 0.5%
CEZ AS (a)	13,680	586,365

Finland — 1.0%
Fortum Oyj	25,440	568,863
Nokia Oyj	51,710	532,057

		1,100,920

France — 10.1%
BNP Paribas SA	39,983	2,275,450
Dassault Systemes SA	5,760	335,947
Groupe Danone	30,725	1,587,106
LVMH Moët Hennessy Louis Vuitton SA	17,500	1,854,830
Legrand Promesses	8,740	258,664
Publicis Groupe	8,180	342,647
Sanofi-Aventis	32,650	1,984,757
Schneider Electric SA	12,784	1,288,503
Total SA	26,430	1,225,863

		11,153,767

Common Stocks	Shares	Value

Germany — 9.6%
Bayer AG	19,169	$1,077,602
Bayerische Motoren Werke AG	13,780	643,203
Deutsche Boerse AG	14,830	910,159
E.ON AG	53,652	1,634,350
Linde AG	17,330	1,784,191
MAN SE	11,120	952,786
Rhoen-Klinikum AG	29,390	677,782
Siemens AG	23,030	2,094,432
Symrise AG	43,064	873,487

		10,647,992

Hong Kong — 6.3%
BOC Hong Kong Holdings Ltd.	157,500	355,601
CNOOC Ltd.	223,000	356,850
Cheung Kong Infrastructure Holdings Ltd.	81,000	292,838
China Construction Bank, Class H	1,569,000	1,269,483
China Pacific Insurance Group Co. Ltd.	204,400	804,590
Esprit Holdings Ltd.	168,038	990,566
Hong Kong Exchanges and Clearing Ltd.	80,500	1,236,489
Hutchison Whampoa Ltd.	191,000	1,188,476
Li & Fung Ltd.	112,000	486,181

		6,981,074

India — 1.2%
BEML Ltd.	15,180	317,760
ICICI Bank Ltd.	44,832	839,591
ICICI Bank Ltd. — ADR	5,470	201,241

		1,358,592

Indonesia — 0.3%
XL Axiata Tbk PT (a)	802,500	303,944

Italy — 0.4%
Unione di Banche Italiane ScpA	44,152	399,200

Japan — 17.9%
Aeon Credit Service Co., Ltd.	66,400	659,446
Bridgestone Corp.	62,600	1,013,965
East Japan Railway Co.	23,500	1,516,379
Fujirebio, Inc.	24,300	727,200
GLORY Ltd.	42,600	954,146
Inpex Corp.	126	790,914
JGC Corp.	67,000	1,066,853
Japan Tobacco, Inc.	270	846,222
KDDI Corp.	199	899,731
Konica Minolta Holdings, Inc.	123,500	1,386,453
Lawson, Inc.	30,000	1,275,720
Mitsubishi Corp.	52,000	1,170,963
Nomura Holdings, Inc.	121,900	757,151

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AGM	Assured Guaranty Municipal Corp.
AGC	Assured Guaranty Corp.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
CZK	Czech Republic Koruna
EUR	Euro
FKA	Formerly Known As
GBP	British Pound
GO	General Obligation Bonds
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MSCI	Morgan Stanley Capital International
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PLN	Polish Zloty
RB	Revenue Bonds
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	17

Schedule of Investments (continued)	MFS Research International FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)
Nomura Research Institute Ltd.	32,000	$738,151
Ricoh Co., Ltd.	35,000	500,466
Sankyo Co., Ltd. (Gunma)	7,200	311,309
Santen Pharmaceutical Co., Ltd.	27,400	912,582
Sumitomo Mitsui Financial Group, Inc.	49,300	1,462,364
Tokyo Gas Co., Ltd.	327,000	1,424,626
Yamato Transport Co., Ltd.	106,600	1,447,069

		19,861,710

Mexico — 0.6%
Grupo Televisa, SA — ADR	6,700	124,553
Kimberly-Clark de Mexico, SA de CV	64,830	354,011
Urbi Desarollos Urbanos SAB de CV (a)	119,510	234,538

		713,102

Netherlands — 6.3%
Akzo Nobel NV	34,760	1,783,997
Heineken NV	28,870	1,244,276
ING Groep NV CVA (a)	197,020	1,570,646
Koninklijke KPN NV	107,410	1,397,634
SNS Reaal (a)	110,780	547,724
TNT NV	19,313	480,527

		7,024,804

Portugal — 0.5%
Energias de Portugal SA	172,980	535,013

Singapore — 1.1%
Keppel Corp. Ltd.	188,000	1,184,273

South Korea — 0.8%
Samsung Electronics Co., Ltd.	1,463	944,487

Spain — 1.4%
Inditex SA	18,740	1,046,229
Red Electrica de Espana	13,556	536,677

		1,582,906

Sweden — 0.8%
Telefonaktiebolaget LM Ericsson	81,590	837,516

Switzerland — 10.1%
Credit Suisse Group AG	32,700	1,270,370
Geberit AG	3,581	542,224
Julius Baer Group Ltd.	18,018	523,820
Nestlé SA, Registered Shares	73,668	3,339,998
Noble Corp.	13,480	391,863
Roche Holding AG	18,830	2,585,612
Swiss Reinsurance Co., Registered Shares	17,320	707,786
Synthes, Inc.	7,280	762,172
Zurich Financial Services AG	5,120	1,049,030

		11,172,875

Taiwan — 2.4%
Acer, Inc.	538,180	1,348,396
Taiwan Semiconductor Manufacturing Co., Ltd.	688,439	1,296,341

		2,644,737

Common Stocks	Shares	Value

United Kingdom — 15.6%
Aberdeen Asset Management Plc	244,130	$494,511
Amlin Plc	40,020	215,953
Barclays Plc	208,730	910,509
BG Group Plc	64,940	988,656
BHP Billiton Plc	78,910	2,157,548
HSBC Holdings Plc	303,105	2,732,232
Reckitt Benckiser Plc	25,900	1,205,648
Reed Elsevier Plc	72,720	503,575
Royal Dutch Shell Plc	90,170	2,365,636
Tesco Plc	7,900	46,833
Tomkins Plc	413,090	1,449,762
Tullow Oil Plc	22,694	364,562
Vodafone Group Plc	1,232,960	2,442,260
WPP Plc	151,480	1,419,140

		17,296,825

United States — 3.2%
Cobalt International Energy, Inc. (a)	21,160	148,120
Exxon Mobil Corp.	18,000	1,088,280
HDFC Bank Ltd.	7,080	984,120
Monsanto Co.	10,820	550,413
Schlumberger Ltd.	9,310	522,757
Virgin Media, Inc.	17,570	283,931

		3,577,621

Total Long-Term Investments (Cost — $109,042,523) — 99.0%		109,818,511

Short-Term Securities	Par (000)

Time Deposits — 1.0%
Europe — 0.0%
Citibank, London, 0.04%, 6/01/10	EUR	35	42,446

Hong Kong — 0.0%
Citibank, London, 0.01%, 6/01/10	HKD	321	41,263

Japan — 0.1%
Citibank, London, 0.01%, 6/01/10	JPY	5,754	63,144

United Kingdom — 0.0%
Citibank, London, 0.08%, 6/01/10	GBP	14	20,183

United States — 0.9%
Citibank, Nassau, 0.27%, 6/01/10	USD	957	956,847

Total Short-Term Securities (Cost — $1,123,883) — 1.0%			1,123,883

Total Investments (Cost — $110,166,406*) — 100.0%			110,942,394
Liabilities in Excess of Other Assets — 0.0%			(39,880)

Net Assets — 100.0%			$110,902,514

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$114,466,466

Gross unrealized appreciation	$9,376,021
Gross unrealized depreciation	(12,900,093)

Net unrealized depreciation	$(3,524,072)

(a)	Non-income producing security.

See Notes to Financial Statements.

18	FDP SERIES, INC.	MAY 31, 2010

Schedule of Investments (concluded)	MFS Research International FDP Fund

•	Foreign currency exchange contracts as of May 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	4,824	USD	2,646	Brown Brothers Harriman & Co.	6/1/10	$2
CAD	9,580	USD	9,134	Citibank NA	6/1/10	9
EUR	45,442	USD	55,903	Barclays Bank Plc	6/1/10	(41)
HKD	318,867	USD	40,937	UBS AG	6/1/10	15
KRW	5,517,264	USD	4,594	Brown Brothers Harriman & Co.	6/1/10	24
MXN	30,722	USD	2,401	Citibank NA	6/1/10	(20)
USD	121,548	AUD	145,149	Westpac Banking	6/1/10	(827)
USD	2,865	BRL	5,237	Brown Brothers Harriman & Co.	6/1/10	(11)
USD	13,753	EUR	11,222	Brown Brothers Harriman & Co.	6/1/10	(43)
USD	19,256	GBP	13,310	Brown Brothers Harriman & Co.	6/1/10	9
USD	11,486	HKD	89,490	Brown Brothers Harriman & Co.	6/1/10	(8)
USD	27,031	JPY	2,442,797	Barclays Bank Plc	6/1/10	224
USD	56,539	JPY	5,101,837	UBS AG	6/1/10	552
AUD	13,449	USD	11,461	Citibank NA	6/2/10	(123)
CHF	64,768	USD	55,937	UBS AG	6/2/10	103
CZK	86,930	USD	4,144	UBS AG	6/2/10	42
EUR	90,938	USD	111,872	Barclays Bank Plc	6/2/10	(82)
JPY	10,513,055	USD	115,188	Citibank NA	6/2/10	182
SEK	25,888	USD	3,301	Credit Suisse International	6/2/10	8
USD	28,064	EUR	22,805	Brown Brothers Harriman & Co.	6/2/10	30
USD	29,762	HKD	231,800	Brown Brothers Harriman & Co.	6/2/10	(8)
USD	7,127	JPY	652,163	Brown Brothers Harriman & Co.	6/2/10	(29)
AUD	12,554	USD	10,640	Citibank NA	6/3/10	(55)
GBP	60,556	USD	87,539	Barclays Bank Plc	6/3/10	35
SGD	8,819	USD	6,299	Citibank NA	6/3/10	(30)

Total						$(42)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of May 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks:
Australia	$3,006,069	—	—	$3,006,069
Belgium	570,109	—	—	570,109
Bermuda	—	$446,347	—	446,347
Brazil	2,811,682	—	—	2,811,682
Canada	1,649,020	—	—	1,649,020
China	1,427,561	—	—	1,427,561
Czech Republic	586,365	—	—	586,365
Finland	1,100,920	—	—	1,100,920
France	11,153,767	—	—	11,153,767
Germany	10,647,992	—	—	10,647,992
Hong Kong	6,981,074	—	—	6,981,074
India	1,358,592	—	—	1,358,592
Indonesia	303,944	—	—	303,944
Italy	399,200	—	—	399,200
Japan	19,861,710	—	—	19,861,710
Mexico	713,102	—	—	713,102
Netherlands	7,024,804	—	—	7,024,804
Portugal	535,013	—	—	535,013
Singapore	1,184,273	—	—	1,184,273
South Korea	944,487	—	—	944,487
Spain	1,582,906	—	—	1,582,906
Sweden	837,516	—	—	837,516
Switzerland	11,172,875	—	—	11,172,875
Taiwan	2,644,737	—	—	2,644,737
United Kingdom	—	$17,296,825	—	17,296,825
United States	3,577,621	—	—	3,577,621
Short-Term
Securities:
Time Deposits	—	1,123,883	—	1,123,883

Total	$92,075,339	$18,867,055	—	$110,942,394

	Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets	—	$1,235	—	$1,235
Liabilities	—	(1,277)	—	(1,277)

Total	—	$(42)	—	$(42)

[1]	Other financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	19

Schedule of Investments May 31, 2010	Marsico Growth FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.1%
General Dynamics Corp.	46,103	$3,130,394

Air Freight & Logistics — 2.8%
FedEx Corp.	33,843	2,825,552

Capital Markets — 2.2%
The Goldman Sachs Group, Inc.	15,696	2,264,305

Chemicals — 11.8%
The Dow Chemical Co.	144,374	3,885,104
Monsanto Co.	30,183	1,535,409
PPG Industries, Inc.	30,799	1,973,292
Potash Corp. of Saskatchewan, Inc.	13,304	1,319,624
Praxair, Inc.	41,693	3,235,377

		11,948,806

Commercial Banks — 8.2%
U.S. Bancorp	167,627	4,016,343
Wells Fargo & Co.	150,183	4,308,750

		8,325,093

Communications Equipment — 3.2%
Cisco Systems, Inc. (a)	140,282	3,248,931

Computers & Peripherals — 9.0%
Apple, Inc. (a)	26,919	6,922,490
EMC Corp. (a)	121,559	2,263,429

		9,185,919

Consumer Finance — 0.7%
American Express Co.	18,381	732,850

Diversified Financial Services — 3.0%
JPMorgan Chase & Co.	76,485	3,027,276

Hotels, Restaurants & Leisure — 5.2%
McDonald’s Corp.	58,273	3,896,716
Wynn Resorts Ltd.	16,839	1,412,455

		5,309,171

Internet & Catalog Retail — 4.8%
Amazon.com, Inc. (a)	25,055	3,143,400
priceline.com, Inc. (a)	8,986	1,717,764

		4,861,164

Internet Software & Services — 6.9%
Baidu.com, Inc. — ADR (a)	50,280	3,680,999
Google, Inc., Class A (a)	6,761	3,280,302

		6,961,301

Machinery — 2.0%
Danaher Corp.	25,289	2,007,441

Media — 4.7%
DIRECTV, Class A (a)	54,310	2,046,944
Walt Disney Co.	82,104	2,743,916

		4,790,860

Metals & Mining — 3.1%
BHP Billiton Plc — ADR	57,217	3,140,641

Multiline Retail — 1.1%
Nordstrom, Inc.	28,102	1,115,649

Oil, Gas & Consumable Fuels — 3.2%
EOG Resources, Inc.	31,191	3,270,064

Pharmaceuticals — 2.8%
Johnson & Johnson	25,469	1,484,843
Merck & Co., Inc.	41,819	1,408,882

		2,893,725

Common Stocks	Shares	Value

Road & Rail — 6.6%
Norfolk Southern Corp.	44,544	$2,514,954
Union Pacific Corp.	58,426	4,173,369

		6,688,323

Specialty Retail — 5.3%
Home Depot, Inc.	71,058	2,406,024
Tiffany & Co.	20,718	941,219
TJX Cos., Inc.	44,863	2,039,472

		5,386,715

Textiles, Apparel & Luxury Goods — 3.1%
Nike, Inc., Class B	44,014	3,185,733

Wireless Telecommunication Services — 2.2%
American Tower Corp., Class A (a)	39,514	1,601,503
Crown Castle International Corp. (a)	17,137	634,583

		2,236,086

Total Common Stocks — 95.0%		96,535,999

Preferred Stocks

Commercial Banks — 0.5%
Wells Fargo & Co., 8.00%	17,400	461,100

Total Preferred Stocks — 0.5%		461,100

Total Long-Term Investments (Cost — $81,626,448) — 95.5%		96,997,099

Short-Term Securities	Par (000)

Time Deposits — 9.8%
Brown Brothers Harriman & Co., 0.27%, 6/01/10	$9,999	9,998,532

Total Short-Term Securities (Cost — $9,998,532) — 9.8%		9,998,532

Total Investments (Cost — $91,624,980*) — 105.3%		$106,995,631
Liabilities in Excess of Other Assets — (5.3)%		(5,405,335)

Net Assets — 100.0%		$101,590,296

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$93,468,503

Gross unrealized appreciation	$15,219,283
Gross unrealized depreciation	(1,692,155)

Net unrealized appreciation	$13,527,128

(a)	Non-income producing security.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry classifications for reporting ease.

See Notes to Financial Statements.

20	FDP SERIES, INC.	MAY 31, 2010

Schedule of Investments (concluded)	Marsico Growth FDP Fund

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments[1]	$96,997,099	—	—	$96,997,099
Short-Term Securities	—	$9,998,532	—	9,998,532

Total	$96,997,099	$9,998,532	—	$106,995,631

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	21

Schedule of Investments May 31, 2010	Van Kampen Value FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 1.0%
Honeywell International, Inc.	22,800	$975,156

Beverages — 1.6%
The Coca-Cola Co.	24,300	1,249,020
PepsiCo, Inc.	5,100	320,739

		1,569,759

Capital Markets — 3.4%
The Bank of New York Mellon Corp.	73,617	2,002,382
The Goldman Sachs Group, Inc.	6,600	952,116
State Street Corp.	10,600	404,602

		3,359,100

Chemicals — 0.7%
E.I. du Pont de Nemours & Co.	20,198	730,562

Commercial Banks — 2.0%
The PNC Financial Services Group, Inc. (a)	500	31,375
U.S. Bancorp	31,000	742,760
Wells Fargo & Co.	43,400	1,245,146

		2,019,281

Communications Equipment — 1.1%
Cisco Systems, Inc. (b)	46,900	1,086,204
Computers & Peripherals — 1.7%
Dell, Inc. (b)	47,649	635,161
Hewlett-Packard Co.	22,500	1,035,225

		1,670,386

Diversified Financial Services — 6.3%
Bank of America Corp.	141,900	2,233,506
Citigroup, Inc. (b)	254,600	1,008,216
JPMorgan Chase & Co.	77,000	3,047,660

		6,289,382

Diversified Telecommunication Services — 3.7%
AT&T Inc.	61,700	1,499,310
Verizon Communications, Inc.	77,100	2,121,792

		3,621,102

Electric Utilities — 0.4%
American Electric Power Co., Inc.	13,800	441,048

Electrical Equipment — 0.8%
Emerson Electric Co.	16,100	747,684

Energy Equipment & Services — 1.6%
Halliburton Co.	64,300	1,596,569

Food & Staples Retailing — 3.7%
CVS Caremark Corp.	37,600	1,302,088
Wal-Mart Stores, Inc.	47,000	2,376,320

		3,678,408

Food Products — 4.3%
Kraft Foods, Inc.	88,885	2,542,111
Unilever NV — ADR	64,200	1,753,302

		4,295,413

Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp. (b)	55,300	334,565

Health Care Providers & Services — 3.3%
Cardinal Health, Inc.	51,100	1,762,439
UnitedHealth Group, Inc.	30,000	872,100
WellPoint, Inc. (b)	13,100	672,030

		3,306,569

Common Stocks	Shares	Value

Household Products — 0.5%
The Procter & Gamble Co.	7,700	$470,393

IT Services — 0.8%
Accenture Plc	14,300	536,536
The Western Union Co.	18,500	295,260

		831,796

Industrial Conglomerates — 2.8%
General Electric Co.	84,900	1,388,115
Tyco International Ltd.	37,800	1,367,982

		2,756,097

Insurance — 10.9%
Aflac, Inc.	10,600	469,580
Berkshire Hathaway, Inc. (b)	13,700	966,535
Chubb Corp.	108,300	5,440,992
MetLife, Inc.	36,000	1,457,640
The Travelers Cos., Inc.	50,800	2,513,076

		10,847,823

Internet Software & Services — 4.1%
eBay, Inc. (b)	123,300	2,639,853
Yahoo! Inc. (b)	90,900	1,394,406

		4,034,259

Machinery — 1.1%
Ingersoll-Rand Plc	29,200	1,089,452

Media — 15.2%
Comcast Corp., Class A	259,375	4,692,094
DIRECTV, Class A (b)	36,167	1,363,134
News Corp., Class B	92,500	1,420,800
Time Warner Cable, Inc.	28,317	1,549,789
Time Warner, Inc.	57,433	1,779,849
Viacom, Inc., Class B (b)	126,050	4,236,541

		15,042,207

Metals & Mining — 0.7%
Alcoa, Inc.	57,835	673,199

Multi-Utilities — 0.3%
Sempra Energy	6,600	303,600

Multiline Retail — 1.5%
JCPenney Co., Inc.	24,600	676,254
Macy’s, Inc.	15,898	353,095
Target Corp.	8,100	441,693

		1,471,042

Oil, Gas & Consumable Fuels — 6.1%
BP Plc — ADR	14,800	635,660
Chevron Corp.	26,200	1,935,394
ConocoPhillips	29,600	1,535,056
Royal Dutch Shell Plc — ADR	25,000	1,310,000
Total SA — ADR	13,100	610,853

		6,026,963

Paper & Forest Products — 2.7%
International Paper Co.	113,607	2,639,091

Personal Products — 0.2%
Avon Products, Inc.	5,700	150,993

See Notes to Financial Statements.

22	FDP SERIES, INC.	MAY 31, 2010

Schedule of Investments (concluded)	Van Kampen Value FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals — 9.6%
Abbott Laboratories	14,700	$699,132
Bristol-Myers Squibb Co.	109,243	2,535,530
Eli Lilly & Co.	23,300	764,007
GlaxoSmithKline Plc — ADR	13,600	455,056
Merck & Co., Inc.	58,419	1,968,136
Pfizer, Inc.	162,084	2,468,539
Roche Holding AG — ADR	19,400	665,420

		9,555,820

Semiconductors & Semiconductor Equipment — 2.2%
Intel Corp.	72,600	1,555,092
KLA-Tencor Corp.	19,900	612,323

		2,167,415

Software — 0.4%
Microsoft Corp.	13,700	353,460

Specialty Retail — 2.1%
Home Depot, Inc.	30,100	1,019,186
Lowe’s Cos., Inc.	43,100	1,066,725

		2,085,911

Tobacco — 1.8%
Altria Group, Inc.	39,700	805,513
Philip Morris International, Inc.	23,000	1,014,760

		1,820,273

Common Stocks	Shares	Value

Wireless Telecommunication Services — 0.8%
Vodafone Group Plc — ADR	39,800	$799,980

Total Long-Term Investments (Cost — $98,247,227) — 99.7%		98,840,962

Short-Term Securities	Par (000)

Time Deposits — 0.5%
Citibank, Nassau, 0.27%, 6/01/10	$499	498,620

Total Short-Term Securities (Cost — $498,620) — 0.5%		498,620

Total Investments (Cost — $98,745,847*) — 100.2%		99,339,582
Liabilities in Excess of Other Assets — (0.2)%		(168,052)

Net Assets — 100.0%		$99,171,530

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$100,540,139

Gross unrealized appreciation	$6,956,257
Gross unrealized deprecation	(8,156,814)

Net unrealized depreciation	$(1,200,557)

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2009	Shares Purchased	Shares Sold	Shares Held at May 31, 2010	Value at May 31, 2010	Realized Gain (Loss)	Income

The PNC Financial Services Group, Inc.	500	—	—	500	$31,375	—	$200

(b)	Non-income producing security.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments[1]	$98,840,962	—	—	$98,840,962
Short-Term Securities	—	$498,620	—	498,620

Total	$98,840,962	$498,620	—	$99,339,582

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	23

Schedule of Investments May 31, 2010	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)		Par (000)	Value

Ameriquest Mortgage Securities, Inc., Series 2005-R9, Class A2B, 0.57%, 11/25/35	USD	469	$415,279
Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.03%, 5/15/13		495	491,110
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, 0.59%, 2/25/35		295	267,304
Chase Issuance Trust, Series 2007-A9, Class A, 0.26%, 6/16/14		2,200	2,189,140
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF6, 4.49%, 10/25/33		500	487,038
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4, 5.21%, 2/25/36		700	403,239
Residential Asset Securities Corp., Series 2005-AHL2, Class A2, 0.60%, 10/25/35		205	184,322
Securitized Asset Backed Receivables LLC Trust, Series 2006-FR2, Class A2, 0.49%, 3/25/36		497	453,419
Structured Asset Securities Corp., Series 2005-SC1, Class 1A1, 0.61%, 5/25/31 (b)		506	267,515

Total Asset-Backed Securities — 3.3%			5,158,366

Common Stocks (c)		Shares

Media — 0.0%
Charter Communications, Inc.		532	19,152
Dex One Corp.		2,135	43,725

Total Common Stocks — 0.0%			62,877

Corporate Bonds		Par (000)

Air Freight & Logistics — 0.1%
CEVA Group Plc, 11.50%, 4/01/18 (b)	USD	100	100,961

Beverages — 0.1%
CEDC Finance Corp. International, Inc., 9.13%, 12/01/16 (b)		100	98,250

Biotechnology — 0.2%
PDL BioPharma, Inc., 2.75%, 8/16/23 (d)		260	273,975
Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16 (b)		100	97,500

			371,475

Capital Markets — 3.2%
The Bear Stearns Cos., Inc., Series B, 4.55%, 6/23/10		100	100,151
Cantor Fitzgerald LP, 7.88%, 10/15/19 (b)		400	407,084
Deutsche Bank AG, 4.88%, 5/20/13		700	737,376
The Goldman Sachs Group, Inc., 6.75%, 10/01/37		500	468,129
Lazard Group LLC, 6.85%, 6/15/17		1,000	1,029,777
Lehman Brothers Holdings, Inc., 6.88%, 5/02/18 (c)(e)		1,000	215,000
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		700	720,994
Morgan Stanley:
6.00%, 4/28/15		300	309,368
5.50%, 1/26/20		100	94,689
Nomura Holdings, Inc., 6.70%, 3/04/20		400	411,681
UBS AG, Series DPNT, 5.88%, 12/20/17		500	514,653

			5,008,902

Corporate Bonds		Par (000)	Value

Chemicals — 0.4%
Huntsman International LLC, 7.88%, 11/15/14	USD	200	$191,000
Ineos Group Holdings Plc, 8.50%, 2/15/16 (b)		100	75,750
LBI Escrow Corp., 8.00%, 11/01/17 (b)		100	101,750
RPM International, Inc., 6.25%, 12/15/13		50	55,292
RPM United Kingdom G.P., 6.70%, 11/01/15 (b)		200	221,127

			644,919

Commercial Banks — 1.5%
Barclays Bank Plc, 5.13%, 1/08/20		500	475,370
Discover Bank, 8.70%, 11/18/19		400	437,645
HSBC Holdings Plc, 6.50%, 9/15/37		400	406,118
HSBK Europe BV, 7.25%, 5/03/17		400	361,000
Regions Financial Corp., 0.45%, 6/26/12 (a)		200	188,197
Royal Bank of Scotland Group Plc, 6.40%, 10/21/19		500	495,343

			2,363,673

Commercial Services & Supplies — 0.2%
JohnsonDiversey Holdings, Inc., 10.50%, 5/15/20 (b)		100	107,500
RSC Equipment Rental, Inc., 9.50%, 12/01/14		200	190,000

			297,500

Communications Equipment — 0.1%
Viasat, Inc., 8.88%, 9/15/16		100	101,000

Consumer Finance — 0.4%
Capital One Financial Corp., 7.38%, 5/23/14		100	113,608
Ford Motor Credit Co. LLC:
9.88%, 8/10/11		150	156,423
7.50%, 8/01/12		200	203,502
7.00%, 4/15/15		100	98,977
8.13%, 1/15/20		100	100,095

			672,605

Containers & Packaging — 0.2%
Ball Corp., 7.38%, 9/01/19		100	101,250
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		100	101,750
Solo Cup Co., 8.50%, 2/15/14		100	92,250

			295,250

Diversified Financial Services — 0.9%
Citigroup, Inc., 5.00%, 9/15/14		400	395,494
General Electric Capital Corp.:
0.41%, 10/21/10 (a)		72	71,983
Series G, 6.00%, 8/07/19		500	529,690
GMAC, Inc.:
6.88%, 9/15/11		150	150,000
6.88%, 8/28/12		200	197,500
8.00%, 12/31/18		100	94,000

			1,438,667

Diversified Telecommunication Services — 1.2%
AT&T, Inc., 5.80%, 2/15/19		500	551,136
New Communications Holdings, Inc. (b):
8.25%, 4/15/17		100	99,000
8.50%, 4/15/20		100	98,500
Telecom Italia Capital SA:
4.95%, 9/30/14		250	247,913
7.00%, 6/04/18		500	526,417
Verizon New York, Inc.:
Series A, 6.88%, 4/01/12		300	324,647
Series B, 7.38%, 4/01/32		100	110,465

			1,958,078

Electric Utilities — 0.1%
Georgia Power Co., 5.40%, 6/01/40 (f)		100	97,507

See Notes to Financial Statements.

24	FDP SERIES, INC.	MAY 31, 2010

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Energy Equipment & Services — 0.4%
Cie Générale de Géophysique-Veritas, 9.50%, 5/15/16	USD	100	$104,500
Weatherford International Ltd., 7.00%, 3/15/38		600	584,174

			688,674

Food & Staples Retailing — 0.6%
CVS Caremark Corp., 5.75%, 6/01/17		300	327,246
The Kroger Co., 6.15%, 1/15/20		500	563,798
Rite Aid Corp., 9.75%, 6/12/16		100	106,125

			997,169

Food Products — 1.1%
Bunge Ltd. Finance Corp.:
5.88%, 5/15/13		300	321,235
5.10%, 7/15/15		400	415,775
JBS USA LLC, 11.63%, 5/01/14		150	164,812
Kraft Foods, Inc., 5.38%, 2/10/20		800	830,842

			1,732,664

Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 6.00%, 1/15/20		300	290,400

Health Care Providers & Services — 1.5%
Coventry Health Care, Inc., 6.30%, 8/15/14		750	794,606
HCA, Inc.:
9.63%, 11/15/16 (g)		250	263,125
7.25%, 9/15/20		150	149,625
Medco Health Solutions, Inc., 7.13%, 3/15/18		800	936,845
US Oncology, Inc., 9.13%, 8/15/17		150	151,313

			2,295,514

Hotels, Restaurants & Leisure — 0.9%
Harrah’s Operating Co., Inc., 11.25%, 6/01/17		300	314,250
MGM Mirage:
6.63%, 7/15/15		200	157,000
9.00%, 3/15/20 (b)		100	100,250
NCL Corp. Ltd., 11.75%, 11/15/16 (b)		200	214,000
Pinnacle Entertainment, Inc., 7.50%, 6/15/15		150	139,500
Royal Caribbean Cruises Ltd., 7.25%, 6/15/16		200	192,500
Starwood Hotels & Resorts Worldwide, Inc., 7.15%, 12/01/19		200	199,000
Station Casinos, Inc. (c)(e):
6.88%, 3/01/16		150	1,313
7.75%, 8/15/16		100	6,500
Universal City Development Partners Ltd., 10.88%, 11/15/16 (b)		100	101,000

			1,425,313

Household Durables — 0.1%
Jarden Corp., 7.50%, 5/01/17		150	147,000

IT Services — 0.2%
SunGard Data Systems, Inc., 9.13%, 8/15/13		100	101,000
Verifone Holdings, Inc., 1.38%, 6/15/12 (b)(d)		285	264,694

			365,694

Independent Power Producers & Energy Traders — 0.3%
NRG Energy, Inc.:
7.25%, 2/01/14		200	197,500
7.38%, 2/01/16		100	96,750
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15		300	201,000

			495,250

Industrial Conglomerates — 0.0%
Hutchison Whampoa International (03/33) Ltd., 7.45%, 11/24/33 (b)		50	58,212

Corporate Bonds		Par (000)	Value

Insurance — 0.3%
Aflac, Inc., 8.50%, 5/15/19	USD	100	$118,910
PRICOA Global Funding I, 5.45%, 6/11/14 (b)		300	323,399

			442,309

Machinery — 0.2%
Case New Holland, Inc., 7.13%, 3/01/14		200	200,000
RBS Global, Inc., 8.50%, 5/01/18 (b)		200	190,000

			390,000

Media — 2.3%
CCH II LLC, 13.50%, 11/30/16		147	168,127
CCO Holdings LLC, 8.13%, 4/30/20 (b)		100	99,000
Comcast Corp., 6.30%, 11/15/17		650	723,215
Intelsat Bermuda Ltd., 11.25%, 6/15/16		250	263,750
Lamar Media Corp., 9.75%, 4/01/14		150	162,375
News America, Inc., 7.25%, 5/18/18		400	473,380
Sinclair Television Group, Inc., 9.25%, 11/01/17 (b)		200	198,000
Time Warner Cable, Inc., 6.75%, 7/01/18		700	788,332
UPC Germany GmbH, 9.63%, 12/01/19 (b)	EUR	100	121,487
Viacom, Inc., 6.13%, 10/05/17	USD	500	557,775
WMG Acquisition Corp., 9.50%, 6/15/16 (b)		150	155,250

			3,710,691

Metals & Mining — 0.1%
Novelis, Inc., 7.25%, 2/15/15		100	93,730

Multi-Utilities — 1.3%
CenterPoint Energy, Inc.:
7.25%, 9/01/10		75	75,962
6.50%, 5/01/18		1,050	1,162,435
CenterPoint Energy Resources Corp., 6.13%, 11/01/17		200	218,266
Dominion Resources, Inc., 6.40%, 6/15/18		600	678,160

			2,134,823

Oil, Gas & Consumable Fuels — 4.0%
Antero Resources Finance Corp., 9.38%, 12/01/17 (b)		100	98,000
Canadian Natural Resources, Ltd., 5.90%, 2/01/18		500	549,899
Chesapeake Energy Corp., 6.63%, 1/15/16		250	250,625
Consol Energy, Inc. (b):
8.00%, 4/01/17		100	101,625
8.25%, 4/01/20		100	102,125
Enogex LLC, 6.25%, 3/15/20 (b)		400	412,839
Enterprise Products Operating LLC:
5.20%, 9/01/20		100	100,006
7.03%, 1/15/68 (a)		200	183,500
Gaz Capital for Gazprom, 6.21%, 11/22/16 (b)		500	486,250
General Maritime Corp., 12.00%, 11/15/17 (b)		100	101,625
Holly Corp., 9.88%, 6/15/17 (b)		100	101,000
Lukoil International Finance BV, 6.66%, 6/07/22 (b)		500	462,500
Mariner Energy, Inc., 11.75%, 6/30/16 (b)		100	124,000
MarkWest Energy Partners LP, Series B, 6.88%, 11/01/14 (b)		100	95,250
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		100	100,500
Peabody Energy Corp., Series B, 6.88%, 3/15/13		150	150,750
Petroleos de Venezuela SA, 14.20%, 7/10/11 (h)		1,300	1,118,000
SandRidge Energy, Inc. (b):
9.88%, 5/15/16		150	147,750
8.75%, 1/15/20		100	90,500
Tesoro Corp., 9.75%, 6/01/19		100	102,250
Valero Energy Corp., 6.13%, 2/01/20		800	809,470
Woodside Finance Ltd., 4.50%, 11/10/14 (b)		600	623,293

			6,311,757

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	25

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Paper & Forest Products — 0.1%
NewPage Corp., 11.38%, 12/31/14	USD	100	$93,500
Weyerhaeuser Co., 7.38%, 3/15/32		100	97,419

			190,919

Pharmaceuticals — 0.4%
Abbott Laboratories, 4.13%, 5/27/20		100	100,610
Pfizer, Inc., 6.20%, 3/15/19		500	580,759

			681,369

Real Estate Investment Trusts (REITs) — 1.2%
Boston Properties LP, 5.63%, 11/15/20		100	102,466
ERP Operating LP, 5.75%, 6/15/17		500	528,883
HCP, Inc., 6.70%, 1/30/18		900	941,159
Host Hotels & Resorts LP, 9.00%, 5/15/17 (b)		150	159,000
KimCo Realty Corp., 6.88%, 10/01/19		200	221,985

			1,953,493

Real Estate Management & Development — 0.1%
Forest City Enterprises, Inc., 7.63%, 6/01/15		100	91,500

Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (b)		100	98,125

Specialty Retail — 0.1%
Michaels Stores, Inc., 10.00%, 11/01/14		100	102,625

Tobacco — 0.6%
Altria Group, Inc., 9.70%, 11/10/18		500	606,240
Reynolds American, Inc., 7.63%, 6/01/16		350	382,459

			988,699

Transportation Infrastructure — 0.2%
DP World Ltd., 6.85%, 7/02/37 (b)		380	296,400

Wireless Telecommunication Services — 0.3%
Digicel Group Ltd. (b):
8.88%, 1/15/15		100	96,750
8.25%, 9/01/17		100	98,000
MetroPCS Wireless, Inc., 9.25%, 11/01/14		200	206,000

			400,750

Total Corporate Bonds — 25.2%			39,831,867

Floating Rate Loan Interests (a)

Aerospace & Defense — 0.1%
BE Aerospace, Term Loan B, 5.75%, 7/28/14		17	16,698
TransDigm, Inc., Term Loan, 2.28%, 6/23/13		85	82,261

			98,959

Beverages — 0.0%
Constellation Brands, Inc.:
Extended Term Loan B, 3.13%, 6/05/15		6	5,885
Term Loan B, 1.88%, 6/05/13		31	30,162

			36,047

Chemicals — 0.2%
Celanese US Holdings LLC, Dollar Term Loan, 2.04%, 4/02/14		160	152,603
Nalco Co.:
Term Loan, 6.50%, 5/13/16		63	62,574
Term Loan B, 2.13%, 11/04/10		11	10,580
Rockwood Specialties Group, Inc., Tranche H, 6.00%, 5/15/14		148	147,892

			373,649

Floating Rate Loan Interests (a)		Par (000)	Value

Commercial Services & Supplies — 0.1%
ARAMARK Corp.:
Extended Synthetic Line of Credit, 0.14%, 7/26/16	USD	4	$3,495
Synthetic Letter of Credit Facility, 0.14%, 1/26/14		2	1,912
Term Loan B, 2.17%, 1/26/14		30	29,066
Term Loan B, 3.54%, 7/26/16		55	53,147
Diversey, Inc., Tranche B Dollar Term Loan, 5.50%, 11/24/15		57	56,609
EnergySolutions LLC:
Synthetic Line of Credit, 6.00%, 6/07/13		4	3,941
Synthetic A Deposit, 6.00%, 6/07/13		1	1,136
Term Loan B, 6.00%, 6/07/13		54	52,713
Term Loan B, 6.00%, 6/07/13		26	25,291

			227,310

Diversified Consumer Services — 0.1%
Education Management LLC, Term Loan C, 2.06%, 6/01/13		215	202,791

Diversified Financial Services — 0.0%
MSCI, Inc., Revolving Credit, 4.75%, 9/30/16		44	44,282

Diversified Telecommunication Services — 0.0%
Windstream Corp., Tranche B-2 Term Loan, 3.06%, 12/17/15		37	36,254

Electronic Equipment, Instruments & Components — 0.0%
Flextronics International USA, Inc.:
A Closing Date Loan, 2.54% – 6.50%, 10/01/14		33	30,802
Delayed Draw Term Loan A-1-A, 2.55%, 10/01/14		6	5,222
Delayed Draw Term Loan A-1-B, 2.54%, 10/01/14		10	9,576
Delayed Draw Term Loan A-3, 2.60%, 10/01/14		14	13,535

			59,135

Food & Staples Retailing — 0.0%
SUPERVALU, Inc.:
Term Loan B, 1.60%, 6/02/12		28	26,847
Term Loan B2, 3.10%, 10/15/15		50	48,493

			75,340

Food Products — 0.1%
Dean Foods Co., Term Loan B, 1.68%, 4/02/14		53	50,561
Wm. Wrigley Jr. Co.:
Term Loan B-1, 3.06%, 12/15/12		40	40,055
Term Loan B-2, 3.31%, 10/15/14		88	87,879

			178,495

Health Care Equipment & Supplies — 0.1%
DJO Finance LLC (ReAble Therapeutics Finance LLC), Term Loan, 3.35%, 5/20/14		104	100,395

Health Care Providers & Services — 0.3%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.79%, 7/25/14		9	8,384
Term Loan Facility, 2.79%, 7/25/14		177	165,886
DaVita, Inc., Tranche B-1 Term Loan, 1.79% – 1.85%, 10/05/12		37	36,266
Fresenius Medical Care Holdings, Inc., Term Loan B, 1.66% – 1.70%, 3/31/13		37	35,963
HCA, Inc.:
Term Loan A-1, 1.54%, 11/17/12		83	78,403
Term Loan B-1, 2.54%, 11/18/13		34	32,193
Tranche B-2 Term Loan, 3.54%, 3/31/17		33	32,207
LifePoint Hospital, Inc., Term Loan B-2, 3.25%, 4/15/15		69	66,625

			455,927

See Notes to Financial Statements.

26	FDP SERIES, INC.	MAY 31, 2010

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)		Value

Hotels, Restaurants & Leisure — 0.1%
Penn National Gaming, Inc., Term Loan B, 2.00% – 2.10%, 10/03/12	USD	85	$82,173

Household Durables — 0.1%
Jarden Corp., Term Loan B4, 3.54%, 1/26/15		83	82,452
Visant Holding Corp., Term Loan C, 2.30%, 10/04/11		30	29,471

			111,923

IT Services — 0.0%
Lender Processing Services, Inc., Term Loan B, 2.85%, 7/02/14		28	28,260
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche B US Term Loan, 3.89% – 4.00%, 2/28/16		43	42,005

			70,265

Independent Power Producers & Energy Traders — 0.1%
NRG Energy, Inc.:
Credit-Link, 3.68%, 8/31/15		57	54,409
Term Loan, 2.04% – 2.83%, 2/01/13		86	82,448

			136,857

Machinery — 0.2%
Oshkosh Truck Corp., Term Loan B, 6.26%, 12/06/13		25	24,533
RBS Global, Inc. (Rexnard):
Term Loan B, 2.81%, 7/19/13		284	270,119
Term Loan B-2, 2.63%, 7/19/13		2	1,531

			296,183

Media — 0.4%
Cablevision Systems Corp., Incremental Term Loan B2, 2.09%, 3/29/16		136	133,307
Cinemark USA, Inc., Extend Term Loan, 3.61%, 4/30/16		158	155,875
DIRECTV Holdings LLC, Term Loan B, 1.85%, 4/13/13		18	17,768
Discovery Communications, Term Loan B, 2.29%, 5/14/14		26	25,744
Discovery Communications, Inc., Term Loan C, 5.50%, 5/14/14		19	18,605
Intelsat (FKA PanAmSat):
Incremental Term Loan B-2-A, 2.79%, 1/03/14		3	2,613
Incremental Term Loan B-2-B, 2.79%, 1/03/14		3	2,612
Incremental Term Loan B-2-C, 2.79%, 1/03/14		3	2,612
Tranche B-2-A Term Loan, 2.79%, 1/03/14		48	45,267
Term Loan B-2-B, 2.79%, 1/03/14		48	45,240
Tranche B-2-C Term Loan, 2.79%, 1/03/14		48	45,281
Regal Cinemas Corp., Term Loan, 3.79%, 11/19/16		48	48,080
UPC Financing Partnership, Term Loan T, 3.93%, 12/31/16		70	67,645

			610,649

Metals & Mining — 0.1%
Novelis Corp., US Term Loan, 2.30% — 2.54%, 7/06/14		99	92,770

Multiline Retail — 0.1%

Dollar General Corp., Term Loan Tranche B-1, 3.10%, 7/07/14		85	82,114

Floating Rate Loan Interests (a)	Par (000)			Value

Paper & Forest Products — 0.1%
Georgia Pacific LLC:
Term Loan B, 2.29% – 2.43%, 12/22/12	USD	56		$54,168
Term Loan C, 3.50% – 3.60%, 12/23/14		55		54,896

				109,064

Pharmaceuticals — 0.1%
Mylan Laboratories, Inc., Term Loan B, 3.56%, 10/02/14		93		92,015

Total Floating Rate Loan Interests — 2.3%				3,572,597

Foreign Agency Obligations

Australia Government Bond, Series 123, 5.75%, 4/15/12	AUD	970		840,398
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/17	BRL	4,600	(i)	2,256,129
Emirate of Abu Dhabi, 6.75%, 4/08/19 (b)	USD	100		113,000
Export-Import Bank of Korea, 8.13%, 1/21/14		195		222,177
Hungary Government International Bond, 3.88%, 2/24/20	EUR	40		44,668
Indonesia Treasury Bond:
12.80%, 6/15/21	IDR	3,010,000		403,308
12.90%, 6/15/22		4,900,000		661,685
10.00%, 9/15/24		1,750,000		193,828
Series FR31, 11.00%, 11/15/20		900,000		108,617
Series FR40, 11.00%, 9/15/25		5,550,000		657,683
Series FR47, 10.00%, 2/15/28		5,970,000		642,072
Israel Government Bond Shahar, Series 2680, 7.00%, 4/29/11	ILS	800		217,125
Korea Treasury Bond:
Series 1106, 5.50%, 6/10/11	KRW	111,900		96,171
Series 1112, 4.75%, 12/10/11		1,097,310		939,251
Series 1206, 4.00%, 6/10/12		3,367,500		2,841,528
Series 1209, 5.25%, 9/10/12		340,000		294,722
Series 1303, 5.25%, 3/10/13		9,900		8,635
Lithuania Government International Bond, 7.38%, 2/11/20 (b)	USD	310		320,169
Malaysia Government Bond:
3.76%, 4/28/11	MYR	685		209,778
3.83%, 9/28/11		3,760		1,156,372
Series 2/03, 4.24%, 2/07/18		3,600		1,119,851
Mexican Bonos:
Series M 20, 10.00%, 12/05/24	MXN	7,500	(j)	702,468
Series M 30, 10.00%, 11/20/36		7,000	(j)	662,679
New South Wales Treasury Corp.:
6.00%, 5/01/12	AUD	1,670		1,443,003
Series 17RG, 5.50%, 3/01/17		425		356,153
Peru Government Bond, 7.84%, 8/12/20	PEN	615		240,856
Poland Government Bond:
Series 0412, 4.75%, 4/25/12	PLN	2,765		836,240
Series 0414, 5.75%, 4/25/14		1,810		555,574
Series 1013, 5.00%, 10/24/13		305		91,939
Poland Government International Bond, 6.38%, 7/15/19	USD	340		370,260
Qatar Government International Bond, 6.55%, 4/09/19 (b)		100		111,250
Queensland Treasury Corp.:
6.00%, 6/14/11	AUD	560		480,957
7.13%, 9/18/17 (b)	NZD	70		50,633
Series 13, 6.00%, 8/14/13	AUD	70		60,662
Series 17, 6.00%, 9/14/17		145		124,652
Republic of Argentina, 0.38%, 8/03/12 (a)	USD	135		117,202
Republic of Ghana, 8.50%, 10/04/17		100		103,000

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	27

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value

Republic of Hungary:
3.50%, 7/18/16	EUR	20	$22,883
4.38%, 7/04/17		45	53,841
5.75%, 6/11/18		95	121,181
6.25%, 1/29/20	USD	150	149,202
Republic of Korea, 7.13%, 4/16/19		130	153,126
Republic of Lithuania, 6.75%, 1/15/15 (b)		130	133,417
Russia Government International Bond, 7.50%, 3/31/30 (b)		350	389,629
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		552	616,860
Socialist Republic of Vietnam, 6.75%, 1/29/20 (b)		320	329,373
South Africa Government International Bond, 5.88%, 5/30/22		700	717,570
Sweden Government Bond, Series 1045, 5.25%, 3/15/11	SEK	17,260	2,276,112
Venezuela Government International Bond:
5.38%, 8/07/10	USD	135	132,975
10.75%, 9/19/13		80	69,000
Western Australia Treasury Corp., Series 12, 5.50%, 7/17/12	AUD	85	72,816

Total Foreign Agency Obligations — 15.8%			24,892,680

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 8.0%
Banc of America Commercial Mortgage, Inc., Class AM:
Series 2006-3, 6.01%, 7/10/44 (a)	USD	1,000	837,522
Series 2006-4, 5.68%, 7/10/46		500	437,133
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.70%, 12/10/49 (a)		146	124,332
Citigroup/Deutsche Bank Commercial Mortgage Trust (a):
Series 2005-C1, Class A4, 5.40%, 7/15/44		2,300	2,391,599
Series 2007-CD4, Class B, 5.45%, 12/11/49		900	223,855
Series 2007-CD4, Class C, 5.48%, 12/11/49		2,750	560,874
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.55%, 4/10/38 (a)		2,519	2,506,489
Greenwich Capital Commercial Funding Corp. (a):
Series 2005-GG5, Class A5, 5.22%, 4/10/37		1,750	1,759,365
Series 2007-GG9, Class C, 5.55%, 3/10/39		1,600	453,693
LB-UBS Commercial Mortgage Trust, Class A4:
Series 2005-C5, 4.95%, 9/15/30		2,000	2,055,308
Series 2006-C3, 5.66%, 3/15/39 (a)		850	867,507
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 0.31%, 6/15/20 (a)		493	415,687

Total Non-Agency Mortgage-Backed Securities — 8.0%			12,633,364

Preferred Securities

Capital Trusts	Par (000)		Value

Commercial Banks — 1.6%
BNP Paribas, 7.20% (a)(b)(k)	USD	600	$510,000
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (a)		600	480,000
Wachovia Capital Trust III, 5.80% (a)(k)		750	592,500
Wells Fargo:
Capital XIII, Series GMTN, 7.70% (a)(k)		300	295,500
Capital XV, 9.75% (a)(k)		550	588,500

			2,466,500

Diversified Financial Services — 1.0%
Bank of America Corp., Series M, 8.13% (a)(k)		400	384,536
JPMorgan Chase & Co., 7.90% (a)(k)		575	584,919
JPMorgan Chase Capital XXII, 6.45%, 1/15/87		700	648,045

			1,617,500

Insurance — 0.3%
MetLife, Inc., 6.40%, 12/15/66		600	519,000

Total Capital Trusts — 2.9%			4,603,000

Preferred Stocks	Shares

Automobiles — 0.0%
General Motors Corp., Series C, 6.25% (c)		6,500	47,436

Diversified Financial Services — 0.0%
GMAC, Inc., 7.00% (b)		66	49,644

Thrifts & Mortgage Finance — 0.1%
Freddie Mac, Series Z, 8.38% (c)		55,200	57,960

Total Preferred Stocks — 0.1%			155,040

Total Preferred Securities — 3.0%			4,758,040

Taxable Municipal Bonds	Par (000)

Citizens Property Insurance Corp., RB, Senior Secured, High Act, Series A-1 (AGC), 4.50%, 6/01/14	USD	250	262,865
City of Tulare California, RB, Build America Bonds (AGM), 8.75%, 11/15/44		125	128,631
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38		50	54,345
Los Angeles Unified School District California, GO, Build America Bonds, 6.76%, 7/01/34		300	327,648
New York City Industrial Development Agency, 11.00%, 3/01/29 (b)		100	112,191
New York State Dormitory Authority, RB, Build America Bonds, 5.50%, 3/15/30 (f)		630	622,459
San Diego County Water Authority, Refunding RB, Build America Bonds, San Diego, 6.14%, 5/01/49		325	352,479
State of California, GO, Various Purpose:
6.00%, 3/01/33		1,000	1,095,240
6.00%, 4/01/38		500	544,285

Total Taxable Municipal Bonds — 2.2%			3,500,143

See Notes to Financial Statements.

28	FDP SERIES, INC.	MAY 31, 2010

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Agency Obligations — 3.3%
Fannie Mae:
5.38%, 6/12/17	USD	1,000	$1,143,280
6.63%, 11/15/30		400	501,696
Freddie Mac:
2.88%, 2/09/15		2,000	2,046,038
6.25%, 7/15/32		1,200	1,457,813

			5,148,827

Collateralized Mortgage Obligations — 1.7%
Fannie Mae Mortgage-Backed Securities, Series 2007-1, Class NF, 0.59%, 2/25/37 (a)		1,312	1,289,529
Freddie Mac Mortgage-Backed Securities:
Series 2643, Class OG, 5.00%, 7/15/32		1,000	1,074,620
Series 2942, Class TF, 0.69%, 3/15/35 (a)		264	263,494

			2,627,643

Interest Only Mortgage-Backed
Securities — 0.5%
Fannie Mae Mortgage-Backed Securities (a):
2.00%, 10/01/32		166	169,610
2.26%, 4/01/35		573	590,969
2.31%, 4/01/35		22	22,678

			783,257

Mortgage-Backed Securities — 20.8%
Fannie Mae Mortgage-Backed Securities:
2.32%, 5/01/33 (a)		24	24,994
2.86%, 9/01/34 (a)		631	643,285
4.50%, 1/01/39		3,651	3,734,918
5.00%, 8/01/35 – 6/15/40 (l)		3,442	3,606,550
5.50%, 11/01/34 – 3/01/36		6,325	6,763,390
6.00%, 6/01/21 – 6/15/40 (l)		5,756	6,215,674
6.50%, 1/01/36		389	425,654
Freddie Mac Mortgage-Backed Securities:
2.71%, 4/01/32 (a)		117	122,146
3.11%, 11/01/27 (a)		346	356,019
3.48%, 9/01/32 (a)		19	19,608
4.50%, 9/01/20		174	184,093
5.00%, 7/01/23 – 6/15/40 (l)		7,398	7,756,092
5.50%, 11/01/37		44	46,591
6.00%, 10/01/21 – 6/15/40 (l)		1,719	1,855,114
6.50%, 9/01/38		185	202,303
Ginnie Mae Mortgage-Backed Securities,
6.50%, 12/20/37 – 7/15/38		836	915,513

			32,871,944

Total U.S. Government Sponsored Agency Securities — 26.3%			41,431,671

U.S. Treasury Obligations

U.S. Treasury Bonds:
5.38%, 2/15/31		1,600	1,890,000
4.50%, 2/15/36		1,000	1,052,188
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/16		1,627	1,739,582
U.S. Treasury Notes:
1.75%, 8/15/12		5,000	5,098,830
1.38%, 2/15/13		1,500	1,508,204
2.75%, 10/31/13		2,600	2,706,233
1.75%, 3/31/14		3,300	3,306,187
2.25%, 1/31/15		1,000	1,010,547
3.25%, 12/31/16		1,000	1,032,500
4.38%, 2/15/38		1,600	1,643,501
4.50%, 8/15/39		700	732,157

Total U.S. Treasury Obligations — 13.8%			21,719,929

Total Long-Term Investments (Cost — $159,529,477) — 99.9%			157,561,534

Short-Term Securities		Par (000)	Value

Foreign Government Obligations
Israel — 0.5%
Israel Treasury Bill (m):
7.84%, 1/05/11	ILS	415	$106,737
8.41%, 4/06/11		2,485	635,591
Israel Treasury Bill — Makam (m):
8.43%, Series 311, 3/02/11		220	56,383
6.19%, Series 1010, 10/06/10		225	58,205

			856,916

Malaysia — 0.3%
Bank Negara Malaysia Monetary Notes (m):
9.47%, 7/22/10	MYR	100	30,227
9.47%, 8/19/10		140	42,229
9.55%, 9/21/10		70	21,062
9.79%, Series 0910, 9/14/10		230	69,239
9.15%, Series 1110, 3/22/11		60	17,808
9.48%, Series 1810, 11/02/10		170	50,989
9.17%, Series 2010, 11/09/10		50	14,992
9.21%, Series 2110, 1/06/11		165	49,258
10.01%, Series 2310, 11/16/10		360	107,863
9.82%, Series 2610, 9/21/10		270	81,238
Malaysia Treasury Bill (m):
9.47%, 5/06/11		40	11,851
9.15%, Series 182, 10/15/10		60	18,037

			514,793

Total Foreign Government Obligations — 0.8%			1,371,709

Time Deposits
Europe — 0.1%
Citibank London, 0.04%, 6/01/10	EUR	55	66,920

Sweden — 0.0%
Brown Brothers Harriman & Co., 0.01%, 6/01/10	SEK	16	2,004

United States — 6.7%
Citibank London, 0.27%, 6/01/10	USD	10,609	10,609,046

Total Time Deposits — 6.8%			10,677,970

Total Short-Term Securities (Cost — $12,093,796) — 7.6%			12,049,679

Total Investments (Cost — $171,623,273*) — 107.5%			169,611,213
Liabilities in Excess of Other Assets — (7.5)%			(11,840,508)

Net Assets — 100.0%			$157,770,705

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$171,666,479

Gross unrealized appreciation	$6,753,610
Gross unrealized depreciation	(8,808,876)

Net unrealized depreciation	$(2,055,266)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Convertible security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	29

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America NA	$622,459	$1,481
Goldman Sachs Bank USA	$97,507	$(1,832)

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Security trades in units with each unit equal to a par amount of BRL 1,000.

(j)	Security trades in units with each unit equal to a par amount of MXN 100.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	Represents or includes a to-be-announced (“TBA”) transaction. Net unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation

Goldman Sachs Bank USA	$11,637,016	$117,484
Morgan Stanley & Co., Inc.	$916,140	$6,972

(m)	Rates shown are the discount rates at the time of purchase.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexed or ratings group indexes, and /or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Credit default swaps on single-name issues — sold protection outstanding as of May 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation

Freescale Semiconductor, Inc.	5.00%	Credit Suisse International	December 2014	CCC	USD	200	$(12,782)
SunGard Data Systems, Inc.	5.00%	Credit Suisse International	June 2015	B	USD	150	(4,710)
Dynegy Holdings Inc.	5.00%	Credit Suisse International	March 2016	B–	USD	200	(33,456)

Total							$(50,948)

	[1]	Using Standard & Poor’s ratings.

	[2]	The maximum potential amount the Fund may be required to pay should a negative credit even take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — sold protection outstanding as of May 31, 2010 were as follows:

Issuer	Received Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

LCDX North American Index Series 14	5.00%	Credit Suisse International	December 2014	B+	USD	1,200	$38,302
Dow Jones CDX North American High Yield Index Series 14	5.00%	Morgan Stanley	June 2015	B+	USD	800	(32,288)

Total							$6,014

	[1]	Using Standard & Poor’s ratings.

	[2]	The maximum potential amount the Fund may be required to pay should a negative credit even take place as defined under the terms of the agreement

•	Foreign currency exchange contracts as of May 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	87,717	USD	74,278	Westpac Banking	6/02/10	$44
INR	42,000	USD	866	HSBC Bank USA NA	6/02/10	40
INR	209,000	USD	4,354	HSBC Bank USA NA	6/03/10	153
INR	1,395,000	USD	29,026	HSBC Bank USA NA	6/04/10	1,053
INR	698,000	USD	14,523	Deutsche Bank AG	6/07/10	523
INR	352,000	USD	7,303	Deutsche Bank AG	6/08/10	284
INR	280,000	USD	5,803	HSBC Bank USA NA	6/08/10	232
INR	284,000	USD	5,838	Deutsche Bank AG	6/10/10	282
INR	425,000	USD	8,763	Barclays Bank Plc	6/11/10	395
INR	285,000	USD	5,846	HSBC Bank USA NA	6/11/10	295
INR	711,000	USD	14,597	Deutsche Bank AG	6/16/10	716
INR	648,000	USD	13,144	Deutsche Bank AG	6/21/10	805
USD	32,987	NZD	51,000	HSBC Bank USA NA	8/05/10	(1,463)
USD	12,982	NZD	20,000	Deutsche Bank AG	8/13/10	(520)
ILS	163,000	USD	43,015	Citibank NA	8/17/10	(591)
ILS	164,000	USD	43,206	Citibank NA	8/19/10	(522)
ILS	16,000	USD	4,215	Deutsche Bank AG	8/19/10	(51)
ILS	62,700	USD	16,405	Citibank NA	8/20/10	(86)
ILS	107,000	USD	28,060	Citibank NA	8/23/10	(212)
INR	41,995,750	USD	865,000	Deutsche Bank AG	10/06/10	32,423
CNY	429,632	USD	65,256	HSBC Bank USA NA	10/25/10	(2,057)
CNY	730,876	USD	110,702	HSBC Bank USA NA	10/26/10	(3,187)
CNY	436,324	USD	65,955	HSBC Bank USA NA	10/27/10	(1,767)
USD	146,716	EUR	98,696	UBS AG	11/17/10	25,380
USD	37,921	MXN	515,000	Citibank NA	12/02/10	(1,134)
INR	1,047,000	USD	23,069	Deutsche Bank AG	4/11/11	(905)
INR	2,246,000	USD	49,482	Deutsche Bank AG	4/12/11	(1,932)
INR	1,508,000	USD	33,319	JPMorgan Chase Bank NA	4/13/11	(1,394)
INR	1,481,000	USD	32,722	JPMorgan Chase Bank NA	4/15/11	(1,372)
INR	521,000	USD	11,476	Deutsche Bank AG	4/19/11	(449)
INR	740,000	USD	16,282	JPMorgan Chase Bank NA	4/19/11	(620)
CLP	66,250,000	USD	126,128	Morgan Stanley Capital Services, Inc.	4/25/11	(1,981)
INR	1,052,000	USD	23,228	Deutsche Bank AG	4/26/11	(971)
CLP	31,162,000	USD	59,328	JPMorgan Chase Bank NA	4/27/11	(938)
INR	150,000	USD	3,310	JPMorgan Chase Bank NA	4/27/11	(136)
CLP	50,230,000	USD	96,226	Citibank NA	4/28/11	(2,112)
INR	744,000	USD	16,417	JPMorgan Chase Bank NA	4/28/11	(677)
INR	745,000	USD	16,446	JPMorgan Chase Bank NA	4/29/11	(686)
INR	13,116,700	USD	290,000	JPMorgan Chase Bank NA	5/04/11	(6,977)
INR	1,425,000	USD	29,987	Deutsche Bank AG	6/01/11	116

Total						$30,001

See Notes to Financial Statements.

30	FDP SERIES, INC.	MAY 31, 2010

Schedule of Investments (concluded)	Franklin Templeton Total Return FDP Fund

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of May 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments:
Asset-Backed Securities	—	$5,158,366	—	$5,158,366
Common Stock	$62,877	—	—	62,877
Corporate Bonds	—	39,831,867	—	39,831,867
Floating Rate Loan Interests	—	3,502,453	$70,144	3,572,597
Foreign Agency Obligations	—	24,775,478	117,202	24,892,680
Non-Agency Mortgage-Backed Securities	—	12,633,364	—	12,633,364
Preferred Securities	57,960	4,700,080	—	4,758,040
Taxable Municipal Bonds	—	3,500,143	—	3,500,143
U.S. Government Sponsored Agency Securities	—	41,431,671	—	41,431,671
U.S. Treasury Obligations	—	21,719,929	—	21,719,929
Short-Term Securities:
Foreign Government Obligations	—	1,371,709	—	1,371,709
Time Deposits	—	10,677,970	—	10,677,970

Total	$120,837	$169,303,030	$187,346	$169,611,213

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets	—	$101,043	—	$101,043
Liabilities	—	(115,976)	—	(115,976)

Total	—	$(14,933)	—	$(14,933)

[1]	Derivative financial instruments are swaps and foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

	Floating Rate Loan Interests	Foreign Agency Obligations

Balance, as of May 31, 2009	$873,113	—
Accrued discounts/premiums	8,607	—
Realized gain (loss)	8,406	—
Change in unrealized appreciation/depreciation[2]	111,819	—
Net purchases (sales)	(117,641)	—
Net transfers in/out of Level 3	(814,160)	$117,202

Balance, as of May 31, 2010	$70,144	$117,202

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at May 31, 2010 was $(35).

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	31

Statements of Assets and Liabilities

May 31, 2010	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Assets

Investments at value — unaffiliated[1]	$110,942,394	$106,995,631	$99,308,207	$169,611,213
Investments at value — affiliated[2]	—	—	31,375	—
Foreign currency at value[3]	24,350	12	—	1,134
Unrealized appreciation on swaps	—	—	—	38,302
Unrealized appreciation on foreign currency exchange contracts	1,235	—	—	62,741
Dividends receivable	766,342	125,687	234,930	—
Capital shares sold receivable	375,439	228,449	225,769	848,215
Investments sold receivable	148,583	—	—	24,503
Foreign currency exchange contracts receivable	—	—	—	1,584
Interest receivable	—	—	—	1,692,025
Swaps receivable	—	—	—	25,146
Principal paydowns receivable	—	—	—	10,439
Prepaid expenses	7,127	11,322	10,900	12,464

Total assets	112,265,470	107,361,101	99,811,181	172,327,766

Liabilities

Bank overdraft	21,205	—	—	—
Unrealized depreciation on swaps	—	—	—	83,236
Unrealized depreciation on foreign currency exchange contracts	1,277	—	—	32,740
Swap premiums received	—	—	—	91,729
Investments purchased payable	574,232	5,227,139	105,364	13,313,538
Capital shares redeemed payable	533,340	368,031	367,930	306,305
Investment advisory fees payable	79,000	64,074	55,260	53,884
Service and distribution fees payable	73,048	66,496	65,563	90,822
Other affiliates payable	408	355	354	510
Officer’s and Directors’ fees payable	261	235	265	288
Foreign currency exchange contracts payable	—	—	—	27,736
Income dividends payable	—	—	—	481,636
Other accrued expenses payable	80,185	44,475	44,915	74,637

Total liabilities	1,362,956	5,770,805	639,651	14,557,061

Net Assets	$110,902,514	$101,590,296	$99,171,530	$157,770,705

Net Assets Consist of

Paid-in capital	$158,542,622	$121,978,175	$138,495,183	$166,287,458
Undistributed (accumulated) net investment income (loss)	960,486	(3)	275,662	34,942
Accumulated net realized loss	(49,350,099)	(35,758,527)	(40,193,050)	(6,508,226)
Net unrealized appreciation/depreciation	749,505	15,370,651	593,735	(2,043,469)

Net Assets	$110,902,514	$101,590,296	$99,171,530	$157,770,705

Net Asset Value

Institutional:
Net assets	$2,404,864	$2,364,730	$2,350,597	$2,827,892

Shares outstanding, 100 million shares authorized, $0.10 par value	266,762	239,380	275,655	289,091

Net asset value	$9.02	$9.88	$8.53	$9.78

Investor A:
Net assets	$21,501,749	$19,778,732	$19,197,316	$31,586,033

Shares outstanding, 100 million shares authorized, $0.10 par value	2,395,748	2,025,255	2,255,019	3,227,959

Net asset value	$8.97	$9.77	$8.51	$9.79

Investor B:
Net assets	$1,859,187	$1,806,496	$1,807,101	$2,521,205

Shares outstanding, 100 million shares authorized, $0.10 par value	208,798	192,108	214,206	257,642

Net asset value	$8.90	$9.40	$8.44	$9.79

Investor C:
Net assets	$85,136,714	$77,640,338	$75,816,516	$120,835,575

Shares outstanding, 100 million shares authorized, $0.10 par value	9,605,603	8,248,782	8,997,141	12,348,874

Net asset value	$8.86	$9.41	$8.43	$9.79

[1] Investments at cost — unaffiliated	$110,166,406	$91,624,980	$98,718,454	$171,623,273

[2] Investments at cost — affiliated	—	—	$27,393	—

[3] Foreign currency at cost	$24,381	$12	—	$1,186

See Notes to Financial Statements.

32	FDP SERIES, INC.	MAY 31, 2010

Statements of Operations

Year Ended May 31, 2010	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Investment Income

Dividends	$3,970,403	$1,450,325	$2,270,854	$4,598
Foreign taxes withheld	(333,610)	(18,018)	(31,323)	(84,796)
Interest	216	509	799	7,716,015
Income — affiliated	—	—	200	—

Total income	3,637,009	1,432,816	2,240,530	7,635,817

Expenses

Investment advisory	1,087,442	822,588	720,058	590,964
Service — Investor A	58,273	49,992	49,660	73,139
Service and distribution — Investor B	23,637	20,544	21,158	18,926
Service and distribution — Investor C	927,792	786,499	787,198	906,587
Transfer agent — Institutional	3,055	2,803	2,892	3,033
Transfer agent — Investor A	26,642	23,386	23,286	31,515
Transfer agent — Investor B	3,595	3,231	3,321	3,524
Transfer agent — Investor C	110,776	90,173	95,842	127,972
Custodian	102,382	16,457	14,393	39,470
Accounting services	90,247	75,620	76,128	92,699
Registration	57,986	52,581	52,142	54,119
Professional	57,858	45,235	47,372	58,460
Printing	36,918	31,298	30,735	46,118
Officer and Directors	18,605	18,111	18,153	19,245
Miscellaneous	38,844	22,252	22,517	74,383

Total expenses	2,644,052	2,060,770	1,964,855	2,140,154

Net investment income (loss)	992,957	(627,954)	275,675	5,495,663

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	1,460,527	7,045,381	(3,643,103)	1,405,429
Foreign currency transactions	(34,068)	(4)	—	(90,443)
Swaps	—	—	—	(132,270)

	1,426,459	7,045,377	(3,643,103)	1,182,716

Net change in unrealized appreciation/depreciation on:
Investments	4,735,267	10,511,784	23,387,930	11,012,310
Foreign currency transactions	(44,144)	—	—	14,575
Swaps	—	—	—	1,815

	4,691,123	10,511,784	23,387,930	11,028,700

Total realized and unrealized gain	6,117,582	17,557,161	19,744,827	12,211,416

Net Increase in Net Assets Resulting from Operations	$7,110,539	$16,929,207	$20,020,502	$17,707,079

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	33

Statements of Changes in Net Assets	MFS Research International FDP Fund

	Year Ended May 31,

Net Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$992,957	$998,380
Net realized gain (loss)	1,426,459	(49,963,727)
Net change in unrealized appreciation/depreciation	4,691,123	(26,744,190)

Net increase (decrease) in net assets resulting from operations	7,110,539	(75,709,537)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(39,480)	(32,596)
Investor A	(312,409)	(272,991)
Investor B	(7,754)	(23,490)
Investor C	(518,101)	(745,528)
Net realized gain:
Institutional	—	(14,951)
Investor A	—	(140,070)
Investor B	—	(20,717)
Investor C	—	(618,030)

Decrease in net assets resulting from dividends and distributions to shareholders	(877,744)	(1,868,373)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(11,935,653)	(2,251,808)

Redemption Fee

Redemption fee	2,236	11,336

Net Assets

Total decrease in net assets	(5,700,622)	(79,818,382)
Beginning of year	116,603,136	196,421,518

End of year	$110,902,514	$116,603,136

Undistributed net investment income	$960,486	$771,213

See Notes to Financial Statements.

34	FDP SERIES, INC.	MAY 31, 2010

Statements of Changes in Net Assets	Marsico Growth FDP Fund

	Year Ended May 31,

Net Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment loss	$(627,954)	$(336,428)
Net realized gain (loss)	7,045,377	(32,220,198)
Net change in unrealized appreciation/depreciation	10,511,784	(22,596,557)

Net increase (decrease) in net assets resulting from operations	16,929, 207	(55,153,183)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(10,721,537)	(12,897,132)

Net Assets

Total increase (decrease) in net assets	6,207,670	(68,050,315)
Beginning of year	95,382,626	163,432,941

End of year	$101,590,296	$95,382,626

Accumulated net investment loss	$(3)	$(162)

	Van Kampen Value FDP Fund

	Year Ended May 31,

Net Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$275,675	$1,219,540
Net realized loss	(3,643,103)	(36,445,662)
Net change in unrealized appreciation/depreciation	23,387,930	(14,731,145)

Net increase (decrease) in net assets resulting from operations	20,020,502	(49,957,267)

Dividends and Distributions to Common Shareholders From

Net investment income:
Institutional	(17,385)	(55,724)
Investor A	(133,193)	(412,699)
Investor B	(8,458)	(28,452)
Investor C	(335,866)	(938,042)
Net realized gain:
Institutional	—	(3,011)
Investor A	—	(26,033)
Investor B	—	(3,800)
Investor C	—	(113,214)

Decrease in net assets resulting from dividends and distributions to shareholders	(494,902)	(1,580,975)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(14,296,926)	(12,458,862)

Net Assets

Total increase (decrease) in net assets	5,228,674	(63,997,104)
Beginning of year	93,942,856	157,939,960

End of year	$99,171,530	$93,942,856

Undistributed net investment income	$275,662	$494,889

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	35

Statements of Changes in Net Assets	Franklin Templeton Total Return FDP Fund

	Year Ended May 31,

Net Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$5,495,663	$6,819,575
Net realized gain (loss)	1,182,716	(7,191,889)
Net change in unrealized appreciation/depreciation	11,028,700	(8,803,427)

Net increase (decrease) in net assets resulting from operations	17,707,079	(9,175,741)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(115,588)	(169,653)
Investor A	(1,210,640)	(1,879,413)
Investor B	(91,007)	(171,838)
Investor C	(4,060,157)	(7,151,862)
Net realized gain:
Institutional	—	(22,467)
Investor A	—	(252,748)
Investor B	—	(24,679)
Investor C	—	(1,052,700)

Decrease in net assets resulting from dividends and distributions to shareholders	(5,477,392)	(10,725,360)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	9,793,336	(53,367,757)

Net Assets

Total increase (decrease) in net assets	22,023,023	(73,268,858)
Beginning of year	135,747,682	209,016,540

End of year	$157,770,705	$135,747,682

Undistributed net investment income	$34,942	$223,545

See Notes to Financial Statements.

36	FDP SERIES, INC.	MAY 31, 2010

Financial Highlights	MFS Research International FDP Fund

	Institutional					Investor A

	Year Ended May 31,				Period July 27, 2005[1] to May 31, 2006	Year Ended May 31,				Period July 27, 2005[1] to May 31, 2006

	2010	2009	2008	2007		2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.59	$13.86	$14.63	$12.21	$10.00	$8.55	$13.82	$14.59	$12.19	$10.00

Net investment income[2]	0.16	0.15	0.21	0.16	0.08	0.14	0.13	0.17	0.12	0.13
Net realized and unrealized gain (loss)[3]	0.42	(5.24)	0.12	2.76	2.13	0.40	(5.23)	0.12	2.75	2.06

Net increase (decrease) from investment operations	0.58	(5.09)	0.33	2.92	2.21	0.54	(5.10)	0.29	2.87	2.19

Dividends and distributions from:
Net investment income	(0.15)	(0.12)	(0.08)	(0.11)	—	(0.12)	(0.11)	(0.06)	(0.10)	—
Net realized gain	—	(0.06)	(1.02)	(0.39)	—	—	(0.06)	(1.00)	(0.37)	—

Total dividends and distributions	(0.15)	(0.18)	(1.10)	(0.50)	—	(0.12)	(0.17)	(1.06)	(0.47)	—

Net asset value, end of period	$9.02	$8.59	$13.86	$14.63	$12.21	$8.97	$8.55	$13.82	$14.59	$12.19

Total Investment Return[4]

Based on net asset value	6.76%[5]	(37.06)%[5]	2.66%	24.62%	22.10%[6]	6.40%[5]	(37.24)%[5]	2.42%	24.24%	21.90%[6]

Ratios to Average Net Assets

Total expenses	1.35%	1.43%	1.32%	1.42%	2.58%[7]	1.60%	1.67%	1.56%	1.67%	2.65%[7]

Total expenses after fees waived	1.35%	1.43%	1.32%	1.42%	1.89%[7]	1.60%	1.67%	1.56%	1.67%	2.15%[7]

Net investment income	1.67%	1.67%	1.55%	1.22%	0.79%[7]	1.42%	1.43%	1.27%	0.92%	1.36%[7]

Supplemental Data

Net assets, end of period (000)	$2,405	$2,412	$3,571	$2,984	$1,995	$21,502	$22,280	$34,072	$30,747	$15,321

Portfolio turnover	61%	76%	69%	70%	67%	61%	76%	69%	70%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	37

Financial Highlights (concluded)	MFS Research International FDP Fund

	Investor B					Investor C

					Period July 27, 2005[1] to May 31, 2006					Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,					Year Ended May 31,

	2010	2009	2008	2007		2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.45	$13.72	$14.49	$12.11	$10.00	$8.43	$13.69	$14.48	$12.11	$10.00

Net investment income (loss)[2]	0.05	0.05	0.05	(0.00)[3]	0.04	0.06	0.05	0.07	0.02	0.06
Net realized and unrealized gain (loss)[4]	0.43	(5.20)	0.14	2.76	2.07	0.42	(5.18)	0.10	2.74	2.05

Net increase (decrease) from investment operations	0.48	(5.15)	0.19	2.76	2.11	0.48	(5.13)	0.17	2.76	2.11

Dividends and distributions from:
Net investment income	(0.03)	(0.06)	(0.02)	(0.06)	—	(0.05)	(0.07)	(0.02)	(0.07)	—
Net realized gain	—	(0.06)	(0.94)	(0.32)	—	—	(0.06)	(0.94)	(0.32)	—

Total dividends and distributions	(0.03)	(0.12)	(0.96)	(0.38)	—	(0.05)	(0.13)	(0.96)	(0.39)	—

Net asset value, end of period	$8.90	$8.45	$13.72	$14.49	$12.11	$8.86	$8.43	$13.69	$14.48	$12.11

Total Investment Return[5]

Based on net asset value	5.66%[6]	(37.76)%[6]	1.62%	23.34%	21.10%[7]	5.71%[6]	(37.75)%[6]	1.57%	23.39%	21.10%[7]

Ratios to Average Net Assets

Total expenses	2.39%	2.45%	2.35%	2.46%	3.42%[8]	2.35%	2.43%	2.32%	2.44%	3.41%[8]

Total expenses after fees waived	2.39%	2.45%	2.35%	2.46%	2.92%[8]	2.35%	2.43%	2.32%	2.44%	2.92%[8]

Net investment income (loss)	0.53%	0.51%	0.40%	(0.01)%	0.43%[8]	0.66%	0.62%	0.51%	0.18%	0.57%[8]

Supplemental Data

Net assets, end of period (000)	$1,859	$2,581	$5,365	$5,708	$4,169	$85,137	$89,330	$153,414	$135,866	$65,729

Portfolio turnover	61%	76%	69%	70%	67%	61%	76%	69%	70%	67%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Includes a redemption fee, which is less than $0.01 per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[7]	Aggregate total investment return.

[8]	Annualized.

See Notes to Financial Statements.

38	FDP SERIES, INC.	MAY 31, 2010

Financial Highlights	Marsico Growth FDP Fund

	Institutional					Investor A

					Period July 27, 2005[1] to May 31, 2006					Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,					Year Ended May 31,

	2010	2009	2008	2007		2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.29	$12.28	$12.35	$10.70	$10.00	$8.21	$12.20	$12.30	$10.69	$10.00

Net investment income (loss)[2]	0.02	0.05	0.03	0.02	(0.04)	(0.00)[3]	0.03	0.00[4]	(0.01)	(0.04)
Net realized and unrealized gain (loss)	1.57	(4.04)	(0.10)	1.63	0.74	1.56	(4.02)	(0.10)	1.62	0.73

Net increase (decrease) from investment operations	1.59	(3.99)	(0.07)	1.65	0.70	1.56	(3.99)	(0.10)	1.61	0.69

Net asset value, end of period	$9.88	$8.29	$12.28	$12.35	$10.70	$9.77	$8.21	$12.20	$12.30	$10.69

Total Investment Return[5]

Based on net asset value	19.18%	(32.49)%	(0.57)%	15.42%	7.00%[6]	19.00%	(32.70)%	(0.81)%	15.06%	6.90%[6]

Ratios to Average Net Assets

Total expenses	1.18%	1.20%	1.09%	1.17%	1.90%[7]	1.42%	1.44%	1.33%	1.42%	1.76%[7]

Total expenses after fees waived	1.18%	1.20%	1.09%	1.17%	1.60%[7]	1.42%	1.44%	1.33%	1.42%	1.72%[7]

Net investment income (loss)	0.22%	0.54%	0.27%	0.17%	(0.43)%[7]	(0.03)%	0.30%	0.03%	(0.08)%	(0.48)%[7]

Supplemental Data

Net assets, end of period (000)	$2,365	$2,102	$3,184	$2,657	$1,174	$19,779	$18,156	$28,583	$26,181	$12,910

Portfolio turnover	72%	83%	67%	44%	31%	72%	83%	67%	44%	31%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Amount is less than $0.01 per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	39

Financial Highlights (concluded)	Marsico Growth FDP Fund

	Investor B						Investor C

					Period July 27, 2005[1] to May 31, 2006						Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,						Year Ended May 31,

	2010	2009	2008	2007			2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$7.97	$11.94	$12.12	$10.62	$10.00		$7.97	$11.94	$12.13	$10.62	$10.00

Net investment loss[2]	(0.07)	(0.04)	(0.09)	(0.10)	(0.12)		(0.07)	(0.04)	(0.09)	(0.10)	(0.11)
Net realized and unrealized gain (loss)	1.50	(3.93)	(0.09)	1.60	0.74		1.51	(3.93)	(0.10)	1.61	0.73

Net increase (decrease) from investment operations	1.43	(3.97)	(0.18)	1.50	0.62		1.44	(3.97)	(0.19)	1.51	0.62

Net asset value, end of period	$9.40	$7.97	$11.94	$12.12	$10.62		$9.41	$7.97	$11.94	$12.13	$10.62

Total Investment Return[3]

Based on net asset value	17.94%	(33.25)%	(1.49)%	14.12%	6.20%[4]		18.07%	(33.25)%	(1.57)%	14.22%	6.20%[4]

Ratios to Average Net Assets

Total expenses	2.22%	2.24%	2.11%	2.20%	2.57%[5]		2.17%	2.21%	2.09%	2.19%	2.55%[5]

Total expenses after fees waived	2.22%	2.24%	2.11%	2.20%	2.52%[5]		2.17%	2.21%	2.09%	2.19%	2.51%[5]

Net investment loss	(0.81)%	(0.48)%	(0.74)%	(0.87)%	(1.30	)% [5]	(0.78)%	(0.46)%	(0.74)%	(0.85)%	(1.27)%[5]

Supplemental Data

Net assets, end of period (000)	$1,806	$2,133	$4,412	$4,772	$3,362		$77,640	$72,992	$127,254	$114,454	$54,566

Portfolio turnover	72%	83%	67%	44%	31%		72%	83%	67%	44%	31%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

40	FDP SERIES, INC.	MAY 31, 2010

Financial Highlights	Van Kampen Value FDP Fund

	Institutional					Investor A

					Period July 27, 2005[1] to May 31, 2006					Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,					Year Ended May 31,

	2010	2009	2008	2007		2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$7.00	$10.30	$12.45	$10.50	$10.00	$6.99	$10.29	$12.43	$10.49	$10.00

Net investment income[2]	0.08	0.15	0.18	0.19	0.12	0.07	0.13	0.15	0.16	0.11
Net realized and unrealized gain (loss)	1.51	(3.27)	(1.90)	1.86	0.43	1.50	(3.27)	(1.89)	1.87	0.43

Net increase (decrease) from investment operations	1.59	(3.12)	(1.72)	2.05	0.55	1.57	(3.14)	(1.74)	2.03	0.54

Dividends and distributions from:
Net investment income	(0.06)	(0.17)	(0.17)	(0.05)	(0.05)	(0.05)	(0.15)	(0.14)	(0.04)	(0.05)
Net realized gain	—	(0.01)	(0.26)	(0.05)	(0.00)[3]	—	(0.01)	(0.26)	(0.05)	(0.00)[3]

Total dividends and distributions	(0.06)	(0.18)	(0.43)	(0.10)	(0.05)	(0.05)	(0.16)	(0.40)	(0.09)	(0.05)

Net asset value, end of period	$8.53	$7.00	$10.30	$12.45	$10.50	$8.51	$6.99	$10.29	$12.43	$10.49

Total Investment Return[4]

Based on net asset value	22.83%	(30.38)%	(14.15)%	20.95%	5.56%[5]	22.61%	(30.62)%	(14.29)%	20.65%	5.40%[5]

Ratios to Average Net Assets

Total expenses	1.08%	1.06%	1.02%	1.08%	1.81%[6]	1.32%	1.30%	1.26%	1.33%	1.71%[6]

Total expenses after fees waived	1.08%	1.06%	1.02%	1.08%	1.58%[6]	1.32%	1.30%	1.26%	1.33%	1.69%[6]

Net investment income	0.98%	1.95%	1.65%	1.67%	1.31%[6]	0.85%	1.69%	1.40%	1.42%	1.26%[6]

Supplemental Data

Net assets, end of period (000)	$2,351	$2,105	$3,131	$2,739	$1,202	$19,197	$17,813	$27,616	$26,194	$13,135

Portfolio turnover	19%	38%	25%	26%	14%	19%	38%	25%	26%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	41

Financial Highlights (concluded)	Van Kampen Value FDP Fund

	Investor B					Investor C

					Period July 27, 2005[1] to May 31, 2006					Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,					Year Ended May 31,

	2010	2009	2008	2007		2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$6.97	$10.23	$12.36	$10.45	$10.00	$6.95	$10.21	$12.35	$10.45	$10.00

Net investment income (loss)[2]	(0.01)	0.07	0.07	0.07	0.04	0.01	0.07	0.07	0.07	0.04
Net realized and unrealized gain (loss)	1.51	(3.25)	(1.89)	1.91	0.43	1.50	(3.24)	(1.89)	1.90	0.44

Net increase (decrease) from investment operations	1.50	(3.18)	(1.82)	1.98	0.47	1.51	(3.17)	(1.82)	1.97	0.48

Dividends and distributions from:
Net investment income	(0.03)	(0.07)	(0.05)	(0.02)	(0.02)	(0.03)	(0.08)	(0.06)	(0.02)	(0.03)
Net realized gain	—	(0.01)	(0.26)	(0.05)	(0.00)[3]	—	(0.01)	(0.26)	(0.05)	(0.00)[3]

Total dividends and distributions	(0.03)	(0.08)	(0.31)	(0.07)	(0.02)	(0.03)	(0.09)	(0.32)	(0.07)	(0.03)

Net asset value, end of period	$8.44	$6.97	$10.23	$12.36	$10.45	$8.43	$6.95	$10.21	$12.35	$10.45

Total Investment Return[4]

Based on net asset value	21.56%	(31.13)%	(14.99)%	19.67%	4.76%[5]	21.84%	(31.13)%	(15.00)%	19.67%	4.78%[5]

Ratios to Average Net Assets

Total expenses	2.11%	2.08%	2.05%	2.12%	2.52%[6]	2.08%	2.06%	2.02%	2.11%	2.50%[6]

Total expenses after fees waived	2.11%	2.08%	2.05%	2.12%	2.49%[6]	2.08%	2.06%	2.02%	2.11%	2.47%[6]

Net investment income (loss)	(0.07)%	0.91%	0.60%	0.63%	0.45%[6]	0.11%	0.93%	0.63%	0.65%	0.48%[6]

Supplemental Data

Net assets, end of period (000)	$1,807	$2,182	$4,303	$5,002	$3,671	$75,817	$71,843	$122,891	$115,710	$56,102

Portfolio turnover	19%	38%	25%	26%	14%	19%	38%	25%	26%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

42	FDP SERIES, INC.	MAY 31, 2010

Financial Highlights	Franklin Templeton Total Return FDP Fund

	Institutional					Investor A

					Period July 27, 2005[1] to May 31, 2006					Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,					Year Ended May 31,

	2010	2009	2008	2007		2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.97	$9.80	$9.86	$9.63	$10.00	$8.98	$9.80	$9.86	$9.63	$10.00

Net investment income[2]	0.42	0.42	0.46	0.43	0.30	0.40	0.40	0.43	0.40	0.29
Net realized and unrealized gain (loss)	0.81	(0.61)	(0.02)	0.22	(0.36)	0.81	(0.60)	(0.02)	0.23	(0.39)

Net increase (decrease) from investment operations	1.23	(0.19)	0.44	0.65	(0.06)	1.21	(0.20)	0.41	0.63	(0.10)

Dividends and distributions from:
Net investment income	(0.42)	(0.56)	(0.46)	(0.42)	(0.31)	(0.40)	(0.54)	(0.43)	(0.40)	(0.27)
Net realized gain	—	(0.08)	(0.04)	—	(0.00)[3]	—	(0.08)	(0.04)	—	(0.00)[3]

Total dividends and distributions	(0.42)	(0.64)	(0.50)	(0.42)	(0.31)	(0.40)	(0.62)	(0.47)	(0.40)	(0.27)

Net asset value, end of period	$9.78	$8.97	$9.80	$9.86	$9.63	$9.79	$8.98	$9.80	$9.86	$9.63

Total Investment Return[4]

Based on net asset value	13.88%	(1.49)%	4.45%	6.97%	(0.55)%[5]	13.60%	(1.62)%	4.20%	6.71%	(0.76)%[5]

Ratios to Average Net Assets

Total expenses	0.78%	0.82%	0.66%	0.79%	1.47%[6]	1.02%	1.04%	0.92%	1.04%	1.32%[6]

Total expenses after fees waived	0.78%	0.82%	0.66%	0.79%	1.28%[6]	1.02%	1.04%	0.92%	1.04%	1.31%[6]

Net investment income	4.39%	4.77%	4.58%	4.37%	3.55%[6]	4.15%	4.54%	4.32%	4.12%	3.67%[6]

Supplemental Data

Net assets, end of period (000)	$2,828	$2,347	$3,091	$2,597	$982	$31,586	$25,699	$37,566	$32,460	$16,018

Portfolio turnover	206%[7]	304%[8]	288%[9]	253%	122%	206%[7]	304%[8]	288%[9]	253%	122%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover would have been 47%.

[8]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover would have been 151%.

[9]	Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 150%.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2010	43

Financial Highlights (concluded)	Franklin Templeton Total Return FDP Fund

	Investor B					Investor C

					Period July 27, 2005[1] to May 31, 2006					Period July 27, 2005[1] to May 31, 2006
	Year Ended May 31,					Year Ended May 31,

	2010	2009	2008	2007		2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.98	$9.80	$9.86	$9.63	$10.00	$8.98	$9.80	$9.86	$9.63	$10.00

Net investment income[2]	0.35	0.36	0.38	0.35	0.25	0.34	0.35	0.37	0.35	0.25
Net realized and unrealized gain (loss)	0.80	(0.61)	(0.02)	0.22	(0.39)	0.81	(0.60)	(0.01)	0.22	(0.40)

Net increase (decrease) from investment operations	1.15	(0.25)	0.36	0.57	(0.14)	1.15	(0.25)	0.36	0.57	(0.15)

Dividends and distributions from:
Net investment income	(0.34)	(0.49)	(0.38)	(0.34)	(0.23)	(0.34)	(0.49)	(0.38)	(0.34)	(0.22)
Net realized gain	—	(0.08)	(0.04)	—	(0.00)[3]	—	(0.08)	(0.04)	—	(0.00)[3]

Total dividends and distributions	(0.34)	(0.57)	(0.42)	(0.34)	(0.23)	(0.34)	(0.57)	(0.42)	(0.34)	(0.22)

Net asset value, end of period	$9.79	$8.98	$9.80	$9.86	$9.63	$9.79	$8.98	$9.80	$9.86	$9.63

Total Investment Return[4]

Based on net asset value	13.00%	(2.16)%	3.66%	6.15%	(1.19)%[5]	12.97%	(2.18)%	3.62%	6.10%	(1.23)%[5]

Ratios to Average Net Assets

Total expenses	1.55%	1.57%	1.45%	1.57%	1.86%[6]	1.57%	1.59%	1.48%	1.62%	1.91%[6]

Total expenses after fees waived	1.55%	1.57%	1.45%	1.57%	1.85%[6]	1.57%	1.59%	1.48%	1.62%	1.90%[6]

Net investment income	3.62%	3.99%	3.80%	3.59%	3.12%[6]	3.60%	3.97%	3.75%	3.54%	3.07%[6]

Supplemental Data

Net assets, end of period (000)	$2,521	$2,489	$4,138	$4,377	$3,395	$120,836	$105,212	$164,222	$135,750	$68,162

Portfolio turnover	206%[7]	304%[8]	288%[9]	253%	122%	206%[7]	304%[8]	288%[9]	253%	122%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover would have been 47%.

[8]	Includes mortgage dollar rolls transactions. Excluding these transactions the portfolio turnover rate would have been 151%.

[9]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

44	FDP SERIES, INC.	MAY 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

MFS Research International FDP Fund (“MFS Fund”), Marsico Growth FDP Fund (“Marsico Fund”),Van Kampen Value FDP Fund (“Van Kampen Fund”) and Franklin Templeton Total Return FDP Fund (“Franklin Templeton Fund”) (each a “Fund”, collectively, the “Funds”) each is a series of FDP Series, Inc. (the “Corporation”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Mary-land corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years for MFS Fund, Marsico Fund and Van Kampen Fund and after ten years for Franklin Templeton Fund. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be value at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’slength transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

FDP SERIES, INC.	MAY 31, 2010	45

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

46	FDP SERIES, INC.	MAY 31, 2010

Notes to Financial Statements (continued)

Floating Rate Loans: Certain Funds may invest in floating rate loan interests. The loans the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Funds earn and/or pay facility and other fees on floating rate loan interests, which if applicable are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

TBA Commitments: Certain Funds may enter into TBA commitments pursuant to which they agree to purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for the mortgage-backed security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA transactions with the intent to take possession of or deliver out the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, foreign currency exchange contracts and swaps), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

FDP SERIES, INC.	MAY 31, 2010	47

Notes to Financial Statements (continued)

Dividends and Distributions: For MFS Fund, Marsico Fund and Van Kampen Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Fund, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended May 31, 2010. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggrega-tion for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Other: Expenses directly related to each Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Funds are allocated daily to each class based on its relative net assets. The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and separately with each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each separate counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, each Fund manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

48	FDP SERIES, INC.	MAY 31, 2010

Notes to Financial Statements (continued)

Swaps: Certain Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of May 31, 2010

Asset Derivatives

	Statements of Assets and Liabilities Location	MFS Fund	Franklin Templeton Fund

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,235	$62,741

Credit contracts	Unrealized appreciation on swaps	—	38,302

Total		$1,235	$101,043

Liability Derivatives

	Statements of Assets and Liabilities Location	MFS Fund	Franklin Templeton Fund

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$1,277	$32,740

Credit contracts	Unrealized depreciation on swaps	—	83,236

Total		$1,277	$115,976

The Effect of Derivative Instruments on the Statements of Operations Year Ended May 31, 2010

Net Realized Gain (Loss) from

	MFS Fund	Marsico Fund	Franklin Templeton Fund

Foreign currency transactions:
Foreign currency transactions	$(98,055)	$8	$(140,477)
Credit contracts:
Swaps	—	—	(132,270)

Total	$(98,055)	$8	$(272,747)

Net Change in Unrealized Appreciation/Depreciation on

	MFS Fund	Franklin Templeton Fund

Foreign currency transactions:
Foreign currency transactions	$1,519	$48,671
Credit contracts:
Swaps	—	1,815

Total	$1,519	$50,486

FDP SERIES, INC.	MAY 31, 2010	49

Notes to Financial Statements (continued)

For the year ended May 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	MFS Fund	Marsico Fund	Franklin Templeton Fund

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	6	1	7
Average number of contracts — US dollars sold	9	1	39
Average US dollar amounts purchased	$297,512	$16,071	$610,066
Average US dollar amounts sold	$445,190	$15,842	$2,132,917
Credit default swaps:
Average number of contracts — buy protection	—	—	1
Average number of contracts — sell protection	—	—	3
Average notional value — buy protection	—	—	$4,875,000
Average notional value — sell protection	—	—	$2,108,500

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the annual rates set forth below, of each Fund’s average daily net assets.

MFS Fund	0.90%
Marsico Fund	0.80%
Van Kampen Fund	0.70%
Franklin Templeton Fund	0.40%

The Manager entered into sub-advisory agreements on behalf of each Fund. Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee at the following annual rates, based on each Fund’s average daily net assets.

	Sub-Advisor	Sub-Advisory Fee

MFS Fund	Massachusetts Financial Services Co.	0.45%
Marsico Fund	Marsico Capital Management, LLC	0.40%
Van Kampen Fund	Invesco Advisors, Inc.[1]	0.35%
Franklin Templeton Fund	Franklin Advisers, Inc.	0.25%

[1]

The Van Kampen Fund’s former sub-advisor, Van Kampen Asset Management, was sold to Invesco Ltd. in a transaction that closed June 1, 2010. Please see Note 10 “Subsequent Events” for more details regarding this transaction.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class of each Fund (excluding distribution and/or service fees, extraordinary and/or account maintenance fees) so that they will not exceed 1.95%. The Manager may reduce or discontinue these arrangements at any time without notice. The Manager did not waive or reimburse any fees or expenses during the year ended May 31, 2010.

For the year ended May 31, 2010, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

MFS Fund	$2,359
Marsico Fund	$1,982
Van Kampen Fund	$2,000
Franklin Templeton Fund	$2,797

The Corporation, on behalf of the Funds, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

Service Fees	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund

Investor A	0.25%	0.25%	0.25%	0.25%
Investor B	0.25%	0.25%	0.25%	0.25%
Investor C	0.25%	0.25%	0.25%	0.25%

Distribution Fees

Investor B	0.75%	0.75%	0.75%	0.50%
Investor C	0.75%	0.75%	0.75%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

For the year ended May 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A

MFS Fund	$5,359
Marsico Fund	$4,401
Van Kampen Fund	$4,114
Franklin Templeton Fund	$8,332

50	FDP SERIES, INC.	MAY 31, 2010

Notes to Financial Statements (continued)

For the year ended May 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares.

	Investor B	Investor C

MFS Fund	$6,641	$9,781
Marsico Fund	$5,851	$7,608
Van Kampen Fund	$5,507	$7,202
Franklin Templeton Fund	$4,304	$13,147

Furthermore, affiliates received contingent deferred sale charges relating to transactions subject to front-end sales charge waivers as follows:

Investor A

MFS Fund	$275
Marsico Fund	$345
Van Kampen Fund	$333
Franklin Templeton Fund	$111

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Subsequent to May 31, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by each Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended May 31, 2010, were as follows:

	Purchases	Sales

MFS Fund	$72,136,059	$84,686,028
Marsico Fund	$70,028,616	$85,347,246
Van Kampen Fund	$18,987,701	$28,513,809
Franklin Templeton Fund	$283,314,196	$309,610,602

For the year ended May 31, 2010, purchases and sales of US government securities for Franklin Templeton Fund were $36,136,996 and $18,150,060, respectively.

For the year ended May 31, 2010, purchases and sales of mortgage dollar rolls for Franklin Templeton Fund were $239,705,436 and $255,130,656, respectively.

5. Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the year ended May 31, 2010.

6. Commitments:

Franklin Templeton Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which if applicable is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of May 31, 2010, there were no commitments outstanding.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

FDP SERIES, INC.	MAY 31, 2010	51

Notes to Financial Statements (continued)

MFS Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the MFS Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Please see the Schedule of Investments for concentrations in specific countries.

MFS Fund and Van Kampen Fund invest a significant portion of their assets in securities in the financials sector and Marsico Fund invests a significant portion of its assets in securities in the consumer discretionary and information technology sectors. Changes in economic conditions affecting the financials, consumer discretionary and information technology sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

As of May 31, 2010, MFS Fund had the following industry classifications:

Industry	Percent of Long-Term Investments

Commercial Banks	14%
Oil, Gas & Consumable Fuels	7
Pharmaceuticals	6
Industrial Conglomerates	5
Chemicals	5
Metals & Mining	5
Food Products	5
Other*	53

*	All other industries held were each less than 5% of long-term investments.

Franklin Templeton Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2010 attributable to the accounting for swap agreements, the amortization methods on fixed income securities, foreign currency transactions, gains from the sale of stock of passive foreign investment companies, net operating losses and securities in default were reclassified to the following accounts:

	MFS Fund	Marsico Fund	Franklin Templeton Fund

Paid-in capital	—	$(628,117)	—
Undistributed (accumulated) net investment income (loss)	$74,060	$628,113	$(206,874)
Accumulated net realized loss	$(74,060)	$4	$206,874

The tax character of distributions paid during the fiscal years ended May 31, 2010 and May 31, 2009 was as follows:

	MFS Fund	Van Kampen Fund	Franklin Templeton Fund

Ordinary income
5/31/10	$877,744	$494,902	$5,477,392
5/31/09	$1,761,608	$1,434,917	$10,584,299
Long-term capital gain
5/31/10	—	—	—
5/31/09	$106,765	$146,058	$141,061

Total
5/31/10	$877,744	$494,902	$5,477,392

5/31/09	$1,868,373	$1,580,975	$10,725,360

As of May 31, 2010, the tax components of accumulated net losses were as follows:

	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund

Undistributed ordinary income	$960,475	—	$275,662	$70,691
Capital loss carryforwards	(43,322,435)	$(33,915,004)	(38,165,819)	(6,216,244)
Net unrealized gains (losses)*	(5,278,148)	13,527,125	(1,433,496)	(2,371,200)

Total	$(47,640,108)	$(20,387,879)	$(39,323,653)	$(8,516,753)

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the deferral of post-October currency and capital losses for tax purposes, the accounting for swap agreements, the realization of unrealized gains/losses on certain foreign currency contracts and foreign time deposits and the classification of investments.

As of May 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires May 31,	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund

2015	—	$800,231	—	—
2016	—	722,955	—	—
2017	$12,848,930	21,692,898	$12,942,826	$4,564,511
2018	30,473,505	10,698,920	25,222,993	1,651,733

Total	$43,322,435	$33,915,004	$38,165,819	$6,216,244

52	FDP SERIES, INC.	MAY 31, 2010

Notes to Financial Statements (continued)

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2010		Year Ended May 31, 2009

MFS Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	53,708	$520,974	118,960	$1,061,598
Shares issued to shareholders in reinvestment of dividends and distributions	4,176	36,956	3,958	44,687

Total issued	57,884	557,930	122,918	1,106,285
Shares redeemed	(72,006)	(686,862)	(99,661)	(817,590)

Net increase (decrease)	(14,122)	$(128,932)	23,257	$288,695

Investor A

Shares sold and automatic conversion of shares	505,594	$4,899,142	958,614	$8,201,309
Shares issued to shareholders in reinvestment of dividends and distributions	32,550	287,418	34,428	388,009

Total issued	538,144	5,186,560	993,042	8,589,318
Shares redeemed	(749,248)	(7,100,327)	(852,229)	(6,833,113)

Net increase (decrease)	(211,104)	$(1,913,767)	140,813	$1,756,205

Investor B

Shares sold	14,141	$135,764	82,562	$683,592
Shares issued to shareholders in reinvestment of dividends and distributions	733	6,467	3,619	40,573

Total issued	14,874	142,231	86,181	724,165
Shares redeemed and automatic conversion of shares	(111,389)	(1,050,823)	(171,915)	(1,400,938)

Net decrease	(96,515)	$(908,592)	(85,734)	$(676,773)

Investor C

Shares sold	1,822,154	$17,467,501	3,516,286	$29,631,127
Shares issued to shareholders in reinvestment of dividends and distributions	53,743	471,863	114,657	1,281,886

Total issued	1,875,897	17,939,364	3,630,943	30,913,013
Shares redeemed	(2,861,646)	(26,923,726)	(4,245,712)	(34,532,948)

Net decrease	(985,749)	$(8,984,362)	(614,769)	$(3,619,935)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

	Year Ended May 31, 2010		Year Ended May 31, 2009

Marsico Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	40,464	$386,984	87,260	$786,174
Shares redeemed	(54,737)	(511,866)	(92,838)	(749,841)

Net increase (decrease)	(14,273)	$(124,882)	(5,578)	$36,333

Investor A

Shares sold and automatic conversion of shares	353,853	$3,342,295	604,352	$5,162,259
Shares redeemed	(539,641)	(5,113,269)	(735,589)	(5,949,756)

Net decrease	(185,788)	$(1,770,974)	(131,237)	$(787,497)

FDP SERIES, INC.	MAY 31, 2010	53

Notes to Financial Statements (continued)

	Year Ended May 31, 2010		Year Ended May 31, 2009

Marsico Fund (concluded)	Shares	Amount	Shares	Amount

Investor B

Shares sold	11,162	$99,895	52,231	$422,077
Shares redeemed and automatic conversion of shares	(86,647)	(784,734)	(154,205)	(1,228,756)

Net decrease	(75,485)	$(684,839)	(101,974)	$(806,679)

Investor C

Shares sold	1,350,869	$12,412,130	2,258,391	$18,860,020
Shares redeemed	(2,256,325)	(20,552,972)	(3,760,803)	(30,199,309)

Net decrease	(905,456)	$(8,140,842)	(1,502,412)	$(11,339,289)

Van Kampen Fund

Institutional

Shares sold	43,631	$366,766	104,318	$819,207
Shares issued to shareholders in reinvestment of dividends and distributions	2,201	16,487	7,406	55,762

Total issued	45,832	383,253	111,724	874,969
Shares redeemed	(71,110)	(584,467)	(114,607)	(803,011)

Net increase (decrease)	(25,278)	$(201,214)	(2,883)	$71,958

Investor A

Shares sold and automatic conversion of shares	373,071	$3,111,853	735,046	$5,494,455
Shares issued to shareholders in reinvestment of dividends and distributions	16,379	122,675	54,112	410,113

Total issued	389,450	3,234,528	789,158	5,904,568
Shares redeemed	(683,576)	(5,654,440)	(924,748)	(6,584,130)

Net decrease	(294,126)	$(2,419,912)	(135,590)	$(679,562)

Investor B

Shares sold	10,731	$89,818	66,561	$484,645
Shares issued to shareholders in reinvestment of dividends and distributions	946	7,079	3,731	28,888

Total issued	11,677	96,897	70,292	513,533
Shares redeemed and automatic conversion of shares	(110,668)	(905,169)	(177,673)	(1,273,951)

Net decrease	(98,991)	$(808,272)	(107,381)	$(760,418)

Investor C

Shares sold	1,316,430	$10,980,372	2,707,358	$20,174,622
Shares issued to shareholders in reinvestment of dividends and distributions	41,295	308,064	127,626	984,376

Total issued	1,357,725	11,288,436	2,834,984	21,158,998
Shares redeemed	(2,698,002)	(22,155,964)	(4,533,866)	(32,249,838)

Net decrease	(1,340,277)	$(10,867,528)	(1,698,882)	$(11,090,840)

54	FDP SERIES, INC.	MAY 31, 2010

Notes to Financial Statements (concluded)

	Year Ended May 31, 2010		Year Ended May 31, 2009

Franklin Templeton Fund	Shares	Amount	Shares	Amount

Institutional

Shares sold	65,905	$628,320	83,857	$751,685
Shares issued to shareholders in reinvestment of dividends and distributions	10,854	104,238	20,753	179,594

Total issued	76,759	732,558	104,610	931,279
Shares redeemed	(49,277)	(469,452)	(158,609)	(1,387,643)

Net increase (decrease)	27,482	$263,106	(53,999)	$(456,364)

Investor A

Shares sold and automatic conversion of shares	836,383	$7,983,963	643,582	$5,867,573
Shares issued to shareholders in reinvestment of dividends and distributions	110,741	1,064,258	223,159	1,932,814

Total issued	947,124	9,048,221	866,741	7,800,387
Shares redeemed	(582,310)	(5,562,797)	(1,838,270)	(16,039,163)

Net increase (decrease)	364,814	$3,485,424	(971,529)	$(8,238,776)

Investor B

Shares sold	28,486	$273,002	28,935	$262,384
Shares issued to shareholders in reinvestment of dividends and distributions	8,246	79,167	20,319	175,858

Total issued	36,732	352,169	49,254	438,242
Shares redeemed and automatic conversion of shares	(56,428)	(536,304)	(194,318)	(1,702,892)

Net decrease	(19,696)	$(184,135)	(145,064)	$(1,264,650)

Investor C

Shares sold	3,159,818	$30,312,557	2,322,213	$21,016,699
Shares issued to shareholders in reinvestment of dividends and distributions	372,147	3,575,073	861,716	7,448,990

Total issued	3,531,965	33,887,630	3,183,929	28,465,689
Shares redeemed	(2,904,627)	(27,658,689)	(8,227,178)	(71,873,656)

Net increase (decrease)	627,338	$6,228,941	(5,043,249)	$(43,407,967)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on each Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective June 1, 2010, Invesco Advisers, Inc. (“Invesco”) became the sub-advisor for the Van Kampen Fund. This change was a result of Morgan Stanley, the parent company of Van Kampen Asset Management (“Van Kampen”), selling Van Kampen to Invesco Ltd., the parent company of Invesco. The change of control of Van Kampen constituted an assignment of the sub-advisory agreement between the Manager and Van Kampen and resulted in the automatic termination of the sub-advisory agreement pursuant to its terms. The new sub-advisory agreement with Invesco, which was approved by shareholders on June 25, 2010, has substantially the same terms as the sub-advisory agreement with Van Kampen. Between June 1 and June 25, 2010, Invesco provided sub-advisory services to the Van Kampen Fund pursuant to an Interim Sub-Advisory Agreement that was substantially similar to the sub-advisory agreement with Van Kampen and approved by the Fund’s Board of Directors.

Certain Funds paid a net investment income dividend per share on July 23, 2010 to shareholders of record on July 21, 2010 as follows:

	MFS Fund	Van Kampen Fund

Institutional	$0.155619	—
Investor A	$0.132310	$0.030012
Investor B	$0.031792	—
Investor C	$0.060388	$0.023153

FDP SERIES, INC.	MAY 31, 2010	55

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FDP Series, Inc. (the “Corporation”) comprising MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund, as of May 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Corporation for the period ended May 31, 2006 were audited by other auditors whose report, dated July 19, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian, brokers and other financial intermediaries; where replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting FDP Series, Inc. as of May 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 29, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid by FDP Series, Inc. during fiscal year ended May 31, 2010:

	Payable Date/ Month(s) Paid	MFS Fund		Van Kampen Fund		Franklin Templeton Fund

Qualified Dividend Income for Individuals	7/23/2009	100.00	%††	100.00	%†	—

Dividends Qualifying for the Dividend-Received Deduction for Corporations	7/23/2009	—		100.00	%†	—

Foreign Source Income	7/23/2009	100.00	%††	—		—

Foreign Taxes Paid Per Share†††	7/23/2009	$0.027820		—		—

Long-Term Capital Gains Distributed Per Share	12/24/08	—		—		$0.007752

Interest-Related Dividends	June 2009	—		—		92.12%
for Non-U.S. Residents*†	July 2009 – December 2009	—		—		84.13%
	January 2010 – May 2010	—		—		70.88%

Federal Obligation Interest**†	June 2009 – May 2010	—		—		5.65%

†	Expressed as a percentage of the ordinary income distributions.

††	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

†††

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

**

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

56	FDP SERIES, INC.	MAY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

Morgan Stanley sold its Van Kampen asset management business and portions of its related businesses to Invesco Ltd. in a transaction that closed on June 1, 2010 (the “Transaction”). Van Kampen Asset Management (“Van Kampen”) acted as sub-advisor to Van Kampen Value FDP Fund (the “Van Kampen Fund”), a series of FDP Series, Inc. (the “Corporation”), pursuant to a sub-advisory agreement between BlackRock Advisors, LLC (the “Manager” or “BlackRock”) and Van Kampen. At an in-person meeting held on February 9 – 10, 2010, the Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the Corporation considered whether it would be in the best interests of the Van Kampen Fund and its shareholders to approve a new sub-advisory agreement (the “Invesco Sub-Advisory Agreement”) between the Manager and Invesco Advisers, Inc. (“Invesco”). The Board proposed the Invesco Sub-Advisory Agreement for the Van Kampen Fund because the current sub-advisory agreement with Van Kampen would have terminated upon completion of the Transaction. At a special meeting of shareholders on June 25, 2010, the shareholders of the Van Kampen Fund voted to approve the Invesco Sub-Advisory Agreement.

The following describes the Board’s considerations for approving (a) the Invesco Sub-Advisory Agreement between the Manager and Invesco for the Van Kampen Fund at an in-person meeting on February 9 – 10, 2010; (b) the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of its series, Franklin Templeton Total Return FDP Fund (the “Franklin Fund”), Marsico Growth FDP Fund (the “Marsico Fund”), MFS Research International FDP Fund (the “MFS Fund”) and the Van Kampen Fund (each, a “Fund”), with the Manager, each Fund’s investment advisor, at in-person meetings on April 13, 2010 and May 11 – 12, 2010; and (c) the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (i) Franklin Advisers, Inc.; (ii) Marsico Capital Management, LLC; and (iii) Massachusetts Financial Services Company (collectively, the “Sub-Advisors”) with respect to the respective Fund at in-person meetings April 13, 2010 and May 11 – 12, 2010. The Board of the Van Kampen Fund is also the Board of the Franklin Fund, Marsico Fund and MFS Fund. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

At an in-person meeting held on February 9 – 10, 2010, the Board received, reviewed and evaluated information concerning the nature, extent and quality of the personnel of and the services to be provided to the Van Kampen Fund by Invesco pursuant the Invesco Sub-Advisory Agreement. In particular, the Board focused on comparability of fees of the Van Kampen Fund, the proposed investment objectives and strategies for the Van Kampen Fund, and Invesco’s experience in managing the specific types of investments to be used by the Van Kampen Fund.

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, and the Sub-Advisors, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock and the Sub-Advisors to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, sub-advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates, and the Sub-Advisors by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s, the Sub-Advisors’ and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions, as applicable, and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across BlackRock’s open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s and the Sub-Advisors’ business.

Board Considerations in Approving the Agreements

The Approval Process: To assist the Board in its consideration of the Invesco Sub-Advisory Agreement, Invesco provided written materials and information about Invesco, including its asset management capabilities and organization, as well as the Transaction. At an in-person meeting held on February 9 – 10, 2010, the Board reviewed materials relating to its consideration of the

FDP SERIES, INC.	MAY 31, 2010	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Invesco Sub-Advisory Agreement. After the Independent Board Members deliberated in executive session, the Board, including the Independent Board Members, unanimously approved the Invesco Sub-Advisory Agreement.

Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock, Invesco and the Sub-Advisors, as applicable, to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar open-end funds managed by BlackRock or the Sub-Advisors, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010 Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock and the Sub-Advisors; (b) the investment performance of each Fund, BlackRock and the Sub-Advisors; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock, the Sub-Advisors and Invesco: The Board, including the Independent Board Members, reviewed and considered the nature and extent of the investment sub-advisory services to be provided by Invesco under the Invesco Sub-Advisory Agreement, including portfolio management, investment research and securities trading. In reviewing the Invesco Sub-Advisory Agreement, the Board assessed the ability of Invesco to provide sub-advisory services to the Van Kampen Fund following the closing of the Transaction. The Board considered the details of the anticipated ownership structure of Invesco generally and information about how Invesco’s management and operations would be structured following the Transaction, including, whether, and if so how, Invesco’s new ownership structure might affect Invesco’s performance of services under the Invesco Sub-Advisory Agreement. The Board discussed the challenges of positioning the Van Kampen Fund on a common operating platform with Invesco, with particular emphasis on ensuring portfolio management operations properly migrate to Invesco as part of the Transaction, to ensure uninterrupted services for Van Kampen Fund shareholders. The Board noted the continuity of portfolio managers currently providing day-to-day management services to the Van Kampen Fund, and key investment management personnel of the portfolio management team that would continue to provide such services to the Van Kampen Fund at Invesco upon consummation of the Transaction. The Board also reviewed the qualifications of each of the Van Kampen Fund’s portfolio managers. The Board considered the reputation, financial strength and resources of Invesco, Ltd., one of the world’s leading independent global investment management firms, the strength of Invesco, Ltd.’s resources and investment capabilities and the client-focused shareholder services offered by Invesco, Ltd.

The Board considered the amount of assets, including investment company assets, under Invesco’s management and noted that Invesco has extensive experience in the investment management business. The Board also reviewed performance information for the Van Kampen Fund and accounts managed by Invesco that are managed in the same way as the Van Kampen Fund. The Board concluded that Invesco has a high level of expertise in managing equity securities, particularly using a value investing style and determined that the Van Kampen Fund would continue to benefit from that expertise.

The Board also focused on the nature and scope of Invesco’s compliance policies and procedures. In connection with this, the Board reviewed a summary of Invesco’s compliance program, a certification from Invesco that the compliance program is reasonably designed and implemented to prevent violations of the federal securities laws, and further noted that the Board will receive annually a report from BlackRock’s compliance staff, including the Van Kampen Fund’s Chief Compliance Officer, on the results of a due diligence review of Invesco. The Board determined that Invesco’s compliance policies and procedures, as overseen by BlackRock, were adequate to ensure the Van Kampen Fund’s compliance with the Van Kampen Fund’s investment objectives and policies and the requirements of the applicable securities laws.

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock and the Sub-Advisors under the Agreements, including the investment advisory and sub-advisory

58	FDP SERIES, INC.	MAY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s and the Sub-Advisors’ investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s and the Sub-Advisors’ portfolio trading capabilities, BlackRock’s and the Sub-Advisors’ use of technology, BlackRock’s and the Sub-Advisors’ commitment to compliance and BlackRock’s and the Sub-Advisors’ approach to training and retaining portfolio managers and other research, advisory, sub-advisory and management personnel. The Board also reviewed a general description of BlackRock’s and the Sub-Advisors’ compensation structure with respect to each Fund’s portfolio management team and BlackRock’s and the Sub-Advisors’ ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund, BlackRock, Invesco and the Sub-Advisors: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In considering the approval of the Invesco Sub-Advisory Agreement, Board Members noted that they receive performance information about the Van Kampen Fund at each quarterly Board meeting, including information comparing the Van Kampen Fund’s performance to its benchmark and its Peers. The Board noted that the Van Kampen Fund ranked in the first, second, and third quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively. The Board noted the Van Kampen Fund’s performance had been improving. The Board noted that it will continue its ongoing dialogue with BlackRock and Invesco portfolio management regarding the Van Kampen Fund’s performance. The Board and BlackRock discussed Invesco’s commitment to improve the Van Kampen Fund’s performance.

In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Franklin Fund ranked in the second, third, and third quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively. The Board and BlackRock reviewed the reasons for the Franklin Fund’s underperformance during the three-year and since-inception periods compared with its Peers. The Board was informed that, among other things, over much of the three-year period, the Franklin Fund was underweight U.S. Treasury securities, which benefited the Franklin Fund when Treasuries turned negative in 2009, but detracted from performance in 2007 and 2008.

The Board noted that the Marsico Fund ranked in the fourth, fourth, and third quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively. The Board and BlackRock reviewed the reasons for the Marsico Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, underperformance in the periods can generally be explained by the Marsico Fund’s over-weighted posture to financials securities and underweighted posture to information technology securities.

The Board and BlackRock discussed Franklin Advisors, Inc.’s and Marsico Capital Management, LLC’s strategies for improving the Franklin Fund’s and the Marsico Fund’s performance, respectively, and Franklin Advisors, Inc.’s and Marsico Capital Management, LLC’s commitment to improve the Franklin Fund’s and the Marsico Fund’s performance, respectively.

The Board noted that the MFS Fund ranked in the second quartile against its Lipper Performance Universe for each of the one-year, three-year and since-inception periods reported.

The Board again noted that the Van Kampen Fund ranked in the first, second, and third quartiles against its Lipper Performance Universe for the one-year, three-year and since-inception periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

C. Consideration of the Advisory and Sub-Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates, Invesco and the Sub-Advisors from their Relationship with each Fund: In connection with the Board’s consideration of the Invesco Sub-Advisory Agreement, the Board, including the Independent Board Members, reviewed the amount of the investment sub-advisory fee to be paid by BlackRock to Invesco. The Board noted that the investment sub-advisory fee to be paid to Invesco by BlackRock was the same sub-advisory fee rate as was paid to Van Kampen. Based on the fact that the Invesco Sub-Advisory Agreement is essentially identical to the sub-advisory agreement with Van Kampen, the Board Members noted that the Van Kampen Fund’s total advisory fees would not change as a result of the Transaction or the approval of the Invesco Sub-Advisory Agreement. The Board also took note of the fact that in its most recent deliberations concerning the adoption of the Invesco Sub-Advisory Agreement, it had determined that the fees for sub-advisory services for the Van Kampen Fund were reasonable in light of the services provided. The Board also noted that the sub-advisory fee is paid by BlackRock solely out of the investment advisory fee it receives from the Van Kampen Fund under the current advisory agreement with the Van Kampen Fund. In connection with its review of the Invesco Sub-Advisory Agreement, the Board considered a comparison of advisory fees for Peers and the overall advisory arrangements of the Van Kampen Fund, as complied by Lipper.

The Board noted that the Van Kampen Fund’s contractual advisory fee rate was lower than the median contractual advisory fee rate paid by the Van Kampen Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Van Kampen Fund’s total net expenses on a class-by-class basis, as applicable. The Board noted that the Van Kampen Fund’s sub-advisory arrangements would be reviewed again when the Invesco Sub-Advisory Agreement was considered for renewal.

In connection with the Board’s annual consideration of the Agreements, the Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in each Fund’s respective Lipper category. The Board considered the services provided and the fees charged by BlackRock and the Sub-Advisors to other types of clients with similar investment mandates, including separately managed institutional accounts. The Board also noted that the sub-advisory fee for each Fund is paid by BlackRock solely out of the investment advisory fee it receives from that fund under its current advisory agreement.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock and the Sub-Advisors have the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Franklin Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Franklin Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Franklin Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Marsico Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Marsico Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Marsico Fund’s actual management fee rate (a combination of the advisory fee rate and the administration fee rate), after giving effect to any expense reimbursements or fee waivers by BlackRock, was reasonable relative to the median actual management fee rate paid by the Marsico Fund’s Peers, after giving effect to any expense reimbursements or fee waivers, and/or the Marsico Fund’s contractual management fee rate (a combination of the advisory fee rate and the administration fee rate) was reasonable relative to the median contractual management fee rate paid by the Marsico Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has voluntarily agreed to waive fees or

60	FDP SERIES, INC.	MAY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

reimburse expenses in order to limit, to a specified amount, the Marsico Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the MFS Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the MFS Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the MFS Fund’s actual management fee rate (a combination of the advisory fee rate and the administration fee rate), after giving effect to any expense reimbursements or fee waivers by BlackRock, was reasonable relative to the median actual management fee rate paid by the MFS Fund’s Peers, after giving effect to any expense reimbursements or fee waivers, and/or the MFS Fund’s contractual management fee rate (a combination of the advisory fee rate and the administration fee rate) was reasonable relative to the median contractual management fee rate paid by the MFS Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the MFS Fund’s total net expenses on a class-by-class basis, as applicable.

The Board again noted that the Van Kampen Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Van Kampen Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Van Kampen Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: In connection with the Board’s consideration of the Invesco Sub-Advisory Agreement, the Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Van Kampen Fund increase and whether there could be changes in the sub-advisory fee rate or structure in order to enable the Van Kampen Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Van Kampen Fund appropriately participated in any economies of scale.

In connection with the Board’s consideration of the Agreements, the Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock and the Sub-Advisors may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

After the Independent Board Members deliberated in executive session at the February 9 – 10, 2010 meeting, the Board, including the Independent Board Members, unanimously approved the Invesco Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the Invesco Sub-Advisory Agreement was in the best interests of Van Kampen Fund’s shareholders. In doing so, the Board relied on statements by Invesco’s management that the Transaction would cause no reduction in the quality of services provided to the Van Kampen Fund.

At in-person meeting held on May 11 – 12, 2010, the Board, including the Independent Board Members, also unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the Manager and each Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders.

In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

FDP SERIES, INC.	MAY 31, 2010	61

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				34 RICs consisting of 97 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and formerly Trustee thereof from 2003 to 2009; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Formerly Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Formerly President, American Bar Association from 1995 to 1996.

				34 RICs consisting of 97 Portfolios	None

62	FDP SERIES, INC.	MAY 31, 2010

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.

				34 RICs consisting of 97 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 97 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			169 RICs consisting of 299 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

			34 RICs consisting of 97 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

			169 RICs consisting of 299 Portfolios	None

[3]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

FDP SERIES, INC.	MAY 31, 2010	63

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

[2]	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisors
Massachusetts Financial Services Company Boston, MA 02116

Marsico Capital Management, LLC Denver, CO 80202

Invesco Advisors, Inc. Atlanta, GA 30309

Franklin Advisers, Inc. San Mateo, CA 94403

Custodian
Brown Brothers Harriman & Co. Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Princeton, NJ 08540

Distributor
BlackRock Investments, LLC New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP New York, NY 10019

Address of the Funds
100 Bellevue Parkway Wilmington, DE 19809

64	FDP SERIES, INC.	MAY 31, 2010

Additional Information

Proxy Results

During the six-month period ended May 31, 2010, the shareholders of Van Kampen Value FDP Fund of FDP Series, Inc. voted on the following proposal. On May 17, 2010, a special shareholders’ meeting was adjourned with respect to the proposal until June 25, 2010, at which time it was approved. A description of the proposal and number of shares voted are as follows:

	For	Against	Abstain

To approve the new sub-advisory agreement between BlackRock Advisors, LLC and Invesco Advisors, Inc.	5,589,940	162,365	241,799

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

FDP SERIES, INC.	MAY 31, 2010	65

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	FDP SERIES, INC.	MAY 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios

2010
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios Retirement

2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

FDP SERIES, INC.	MAY 31, 2010	67

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#FDPS-5/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$38,300	$38,300	$0	$0	$6,100	$6,100	$40	$1,028
Marsico Growth FDP Fund	$29,500	$29,500	$0	$0	$6,100	$6,100	$23	$1,028
MFS Research International FDP Fund	$31,700	$31,700	$0	$0	$7,424	$12,398	$26	$1,028
Van Kampen Value FDP Fund	$29,500	$29,500	$0	$0	$6,100	$6,100	$22	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$16,917	$409,628
Marsico Growth FDP Fund	$16,900	$409,628
MFS Research International FDP Fund	$18,227	$415,926
Van Kampen Value FDP Fund	$16,899	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
FDP Series, Inc.

Date: August 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: August 4, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
FDP Series, Inc.

Date: August 4, 2010